SCUDDER
INVESTMENTS(SM)
[LOGO]

-----------------------
EQUITY/GLOBAL
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Scudder Global
Discovery Fund

Fund #010

Annual Report
October 31, 1999

The fund seeks to provide above-average capital appreciation over the long term.

Scudder Global Discovery Fund is properly known as Global Discovery Fund.

Contents
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          4     Letter from the Fund's President

          6     Performance Update

          8     Portfolio Summary

         10     Portfolio Management Discussion

         17     Glossary of Investment Terms

         18     Investment Portfolio

         26     Financial Statements

         27     Financial Highlights

         30     Notes to Financial Statements

         37     Report of Independent Accountants

         38     Tax Information

         39     Officers and Directors

         40     Investment Products and Services

         42     Scudder Solutions


2 SCUDDER GLOBAL DISCOVERY FUND

Scudder Global Discovery Fund
--------------------------------------------------------------------------------
ticker symbol SGSCX                                              fund number 010
--------------------------------------------------------------------------------

Date of Inception:
9/10/91
                        o The 41.95% return of Scudder Global Discovery Fund -- Scudder Shares surpassed by a wide margin the 17.45% return of the unmanaged Salomon Brothers World Equity Extended Market Index for the 12-month period ended October 31, 1999.

Total Net Assets of Scudder Shares
as of 10/31/99: $404 million

                        o The fund's emphasis on selecting a few stocks from its global universe of small- and mid-cap growth stocks, especially those in the technology and health care areas, were important contributors to its outperformance.

                        o This return added to the solid longer-term performance of Scudder Shares as indicated by its overall five-star Morningstar Rating(TM) for its risk-adjusted performance among 1,053 international equity funds as of October 31, 1999.(1)

(1) Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/99. Ratings are subject to change monthly and are calculated from a fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. In its broad asset class, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the international equity category, the fund's Scudder Shares received a 4-star rating for the three-year period and a 5-star rating for the five-year period among 1,035 and 597 funds, respectively. The fund's Scudder Shares were not rated for the ten-year period because the fund commenced operations on September 10, 1991. Past performance is no guarantee of future results.


                                                 SCUDDER GLOBAL DISCOVERY FUND 3

Letter from the Fund's President
--------------------------------------------------------------------------------

[PHOTO]

Nicholas Bratt,
President,
Scudder Global
Discovery Fund

Dear Shareholders,

Global investors have enjoyed the best of both worlds as a robust U.S. stock market has been complemented by rebounding performance abroad. The biggest gainers during the period were primarily a handful of large-cap growth stocks, especially U.S. technology stocks. However, the market's narrow focus did not preclude the Scudder Global Discovery Fund from benefiting. In fact, the fund's demonstrated ability to select outperforming small- and mid-cap stocks around the globe was evident during the 12-month period.

In the following pages, portfolio managers Gerald J. Moran, Sewall Hodges, and Steven T. Stokes describe the market environment and their investment process that has contributed to the fund's impressive long-term results. We encourage you to read it.

For current information on your fund and your account visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent fund performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

In closing, I would like to inform you that Daniel Pierce, president of the fund, retired in June. At that time I assumed his role and responsibilities. We are fortunate that Dan's long-standing


4 SCUDDER GLOBAL DISCOVERY FUND

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affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder Global Discovery Fund.

Sincerely,

/s/ Nicholas Bratt

Nicholas Bratt
President,
Scudder Global Discovery Fund


                                                 SCUDDER GLOBAL DISCOVERY FUND 5

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

      Global Discovery Fund --       Salomon Brothers World
         Scudder Shares                   Equity EMI*

9/91**        10000                         10000
'91            9770                         10148
'92            9894                          9705
'93           13459                         12714
'94           13837                         13493
'95           14988                         14422
'96           18131                         16569
'97           20151                         18779
'98           20390                         17934
'99           28944                         21064


                         Yearly periods ended October 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                                Total Return
                                           Growth of                     Average
Period ended 10/31/1999                     $10,000       Cumulative      Annual
--------------------------------------------------------------------------------
Global Discovery Fund -- Scudder Shares
--------------------------------------------------------------------------------
1 year                                  $     14,195         41.95%       41.95%
5 year                                  $     20,918        109.18%       15.91%
Life of Class**                         $     29,426        194.26%       14.18%
--------------------------------------------------------------------------------
Salomon Brothers World Equity EMI*
--------------------------------------------------------------------------------
1 year                                  $     11,745         17.45%       17.45%
5 year                                  $     15,610         56.10%        9.31%
Life of Class**                         $     21,063        110.63%        9.65%

* The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operation on September 10, 1991. Index comparisons begin September 30, 1991.


6 SCUDDER GLOBAL DISCOVERY FUND

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--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                         Yearly periods ended October 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE GLOBAL DISCOVERY FUND -- SCUDDER SHARES CLASS TOTAL RETURN (%) AND SALOMON BROTHERS WORLD EQUITY EXTENDED MARKET INDEX* TOTAL RETURN (%)

                           1991**    1992     1993     1994      1995     1996     1997      1998     1999
-----------------------------------------------------------------------------------------------------------
Class Total Return (%)     -.67      1.26    36.04     2.80      8.32    20.97    11.14      1.19    41.95

Index Total Return (%)***  1.48     -4.37    31.01     6.13      6.88    14.89    13.34     -4.50    17.45

Net Asset Value ($)       11.92     12.05    16.14    16.27     17.54    20.45    21.64     19.81    28.17

Income Dividends ($)         --       .02      .07      .18        --      .20      .13       .64       --

Capital Gains
Distributions ($)            --        --      .12      .15       .08      .44      .86      1.41       --

* The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operation on September 10, 1991. Index comparisons begin September 30, 1991.

      Effective April 16, 1998, the Fund changed its name from Scudder Global Discovery Fund to Global Discovery Fund and an additional three classes of shares were offered. Existing shares of Global Discovery Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share class. Prior to March 6, 1996, the Fund was known as the Scudder Global Small Company Fund. Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the one year, five year, and life of Class periods would have been lower.

*** Prior to April 30, 1997, the Morgan Stanley Capital International World Index was used as a comparative index.


                                                 SCUDDER GLOBAL DISCOVERY FUND 7

Portfolio Summary
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 13% Cash Equivalents)                 Holdings in Japan were increased
U.S. & Canada                          44%      significantly, funded primarily
Europe                                 41%      by reductions in European
Japan                                  11%      telecommunications stocks.
Pacific Basin                           2%
Other                                   2%
--------------------------------------------
                                      100%
--------------------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 13% Cash Equivalents)
Technology                             27%     The fund's significant
Service Industries                     24%     weightings in the technology and
Consumer Discretionary                 11%     health care sectors benefited
Financial                              10%     from the strong performance of
Health                                  8%     these sectors.
Consumer Staples                        4%
Energy                                  4%
Transportation                          3%
Manufacturing                           3%
Other                                   6%
--------------------------------------------
                                      100%
--------------------------------------------



8 SCUDDER GLOBAL DISCOVERY FUND

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--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------

(31% of Portfolio)                                                    While the fund tends to hold
                                                                      significant individual
1.    Network Appliance, Inc.                                         positions, management pursues a
      Designer and manufacturer of network data storage devices       diversified approach and
      in the United States                                            emphasizes companies that have a
                                                                      low correlation to each other.
2.    Serco Group plc
      Facilities management company in the United Kingdom

3.    Tiffany & Co.
      Retailer of jewelry and gift items in the United States

4.    Symbol Technologies Inc.
      Manufacturer of bar code laser scanners in the United States

5.    Altran Technologies S.A.
      Provider of engineering and consulting services in France

6.    Vitesse Semiconductor Corp.
      Manufacturer of digital integrated circuits in the United States

7.    ARM Holdings plc
      Designer of RISC microprocessors and related technology in the United
      Kingdom

8.    Benesse Corp.
      Provider of educational services in Japan

9.    VISX Inc.
      Developer of laser technologies and systems for vision correction in the United States

10.   Anglo Irish Bank Corp.
      Provider of financial services for business and private sectors in Ireland




For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                                                 SCUDDER GLOBAL DISCOVERY FUND 9

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 1999

In the following interview, portfolio managers Gerald J. Moran, Sewall Hodges, and Steven T. Stokes discuss the market environment and their approach to managing the fund.

            Q: How did the fund's Scudder Shares perform for the 12-month period that ended October 31, 1999?

            A: Clearly, this has been a good period for the fund. The 41.95% return of the fund's Scudder Shares surpassed the 17.45% return of its benchmark, the unmanaged Salomon Brothers World Equity Index-Extended Market Index (EMI). We are pleased with this return, which was achieved during a difficult period when smaller-cap stocks generally did not perform as well as the 25.58% return of the large-cap Salomon Brothers World Equity Index-Primary Market Index
            (PMI). Scudder Shares also surpassed the 14.86% return of U.S. small-cap stocks as measured by the Russell 2000 Index and the 25.68% of the large-cap S&P 500 Index. Longer term and on a risk-adjusted basis, the fund's Scudder Shares also earned it an overall five-star Morningstar Rating(TM) for its risk-adjusted performance among 1,053 international equity funds as of October 31, 1999.(1)

            Q: What was responsible for the fund's strong performance?

            A: We continued to place our bets on relatively few well run, rapidly growing companies in diverse markets and industries. This approach led us to focus on companies in the United States, the United Kingdom, and Japan. Holdings in Israel and France also were important contributors to performance, while detractors were mainly in the peripheral European countries.

(1) Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/99. Ratings are subject to change monthly and are calculated from a fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. In its broad asset class, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the international equity category, the fund's Scudder Shares received a 4-star rating for the three-year period and a 5-star rating for the five-year period among 1,035 and 597 funds, respectively. The fund's Scudder Shares were not rated for the ten-year period because the fund commenced operations on September 10, 1991. Past performance is no guarantee of future results.


10 SCUDDER GLOBAL DISCOVERY FUND

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            Q: How did you position the portfolio?

            A: In the first six months of the period, we maintained and added to our positions in a few well run domestic companies with exceptional prospects. In the second half of the period, we sharply increased holdings in Japan (from 2% to 10% of assets) in an effort to capitalize on the improving environment. The shift was funded primarily by reducing the fund's U.S. holdings. While our increase in Japan was the most notable allocation change over the period, the portfolio's overall country diversification has been broadened, reflecting improved prospects in many parts of the world and our identification of a greater number of attractive small- and mid-sized companies outside the United States.

            Q: What are some of the names that make up your larger Japanese weighting?

            A: We added a number of positions in a variety of industries, but Benesse is our largest holding in Japan. It is up strongly since it was added to the portfolio in July. Benesse is Japan's largest provider of correspondence education programs aimed at a wide range of students from one-year-old to high school age. With more than four million enrolled students, the company dominates the correspondence education market in Japan. We like the company because Internet market growth and health care deregulation are among the major structural changes expected to unfold over the next three to five years, and Benesse is one of the few companies that should benefit from both of these changes.

            Q: In searching for good growth companies, the fund historically has had significant weightings in high growth sectors such as technology and health care. Tell us about your approach in the technology sector.

            A: In the technology sector (which constituted 27% of assets at the end of the period), we believe that there is no such thing as a domestic technology company. Successful firms must be global, or they will likely fail. Our most


                                                SCUDDER GLOBAL DISCOVERY FUND 11

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            successful tech holdings over the 12 months illustrate this point.
            These included Network Appliance (U.S.), Fujitsu Support and Service (Japan), Checkpoint Software Technologies, Ltd. (Israel), and Altran Technologies (France). The geographical diversification of these companies reflects one of the benefits of investing in a global fund -- we are not constrained by national borders.

            Q: What about health care? This sector has been somewhat of a mixed bag for U.S. companies.

            A: We've had a number of successful holdings in this sector, but VISX continued to provide remarkable performance. VISX is a U.S.-based company that manufactures the lasers used in vision correction surgery. For many individuals with less than perfect vision, the company's patented treatment permits the elimination of eyeglasses. VISX collects a royalty per eyeball corrected and, with only one million operations completed in a market with a potential for 30 million operations, this potential has translated into exceptional performance for the stock. We sold a portion of our shares, which had more than tripled over the 12 months, to lock in some of the gains. As one of the fund's top holdings for most of the period, VISX made a significant contribution to performance.

            Q: The convergence of telecommunications and technology has frequently been in the headlines. Has the fund participated in this area?

            A: We are big proponents of the potential for the telecommunications sector over the long term. Recently we have moved away from service providers to focus on suppliers. Two key fund holdings in this area are JOT Automation (Finland), a major manufacturing systems supplier to Nokia, the cellular phone maker, and Arm Holdings PLC (U.K.), one of the most successful designers of high performance low-cost, power-efficient RISC microprocessors and related technology and software.


12 SCUDDER GLOBAL DISCOVERY FUND

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            Q: You mentioned earlier that you have taken steps to broaden the portfolio's diversification. Please explain.

            A: In addition to expanding the portfolio's country exposure, we have made a deliberate effort to construct more of an "all-weather" portfolio. The strong gains of certain market sectors, such as U.S. technology stocks, are leading us to look for growing companies in other areas that have more reasonable valuations. One example is the energy sector where we have built an above-average position. Energy typically is not a high growth area, but the price of oil has essentially doubled from year ago levels. In this area we added Petroleum Geo-Services, (Norway), which markets seismic data, and provides reservoir monitoring, consulting services, data management solutions, and other specialized geophysical services on a worldwide basis. While many energy services companies have had poor earnings prior to this summer, we expect the higher price levels will be maintained for the near term, which should benefit these companies.

            Q: What detracted from performance?

            A: Our significant holdings in Europe were hurt by the 11% decline of the euro versus the dollar. On an individual security basis, TelePizza (pizza chain) in Spain and Jeronimo Martin (supermarkets) and Telecel Comunicacoes Pessoais (cellular phone service) in Portugal did not live up to expectations. We exited these positions during the period, with the exception of Jeronimo Martin where we expect a recovery in its operations in Brazil and Poland.

            Q: How do you select stocks for the portfolio?

            A: To arrive at the roughly 150 names that make up the portfolio, we filter the global small-cap universe by reviewing seven key business attributes such as competitive position, prospects for repeat revenues, and the quality of company management. Following this initial review, 93% of the researched companies are eliminated. The remaining seven percent are then subjected to further detailed


                                                SCUDDER GLOBAL DISCOVERY FUND 13

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            analysis including a review of the industry and market. The portfolio is very concentrated with the top ten holdings accounting for roughly 31% of assets while the top 50 stocks constitute nearly 90% of assets. To attempt to minimize risk, we then diversify among these names by country, industry, and market sector.

            Q: What is your outlook?

            A: We think that the predominance of U.S. growth will have to be shared with the rest of the world. With market valuations high in many sectors of the U.S. market -- especially for IPOs (initial public offerings of stock), we believe there will be greater upside potential abroad. As such, over half of the portfolio is invested in stocks of companies domiciled overseas. Already we have begun to see signs that investors are broadening their horizons as the Japanese and selected Asian stock markets are looking better.


14 SCUDDER GLOBAL DISCOVERY FUND

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      --------------------------------------------------------------------------
      Stock Market and Currency Performance
      For the 12 months ended October 31, 1999
      --------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                          Stock Market Index    Currency Return Relative
                            Return (Local)           to U.S. Dollar

      Korea                   140.81%                    10.00%
      Brazil                   76.66%                   -38.76%
      Singapore                61.43%                    -2.14%
      Japan                    42.09%                    11.66%
      France                   40.08%                   -10.96%
      Israel                   33.69%                     0.72%
      Mexico                   31.97%                     4.92%
      Hong Kong                27.63%                    -0.30%
      Netherlands              26.75%                   -10.92%
      U.S.                     26.69%                     0.00%
      Taiwan                   26.19%                     2.28%
      Germany                  21.26%                   -11.00%
      Argentina                20.29%                     0.02%
      Philippines               8.98%                     0.50%
      U.K.                     15.58%                    -2.02%
      Italy                    14.70%                   -11.07%
      Spain                    13.60%                   -10.86%
      Ireland                  11.29%                   -11.18%

      --------------------------------------------------------------------------

      Source: Morgan Stanley Capital International indices from Factset; all indices are unmanaged.


                                                SCUDDER GLOBAL DISCOVERY FUND 15

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Scudder Global Discovery Fund:
A Team Approach to Investing

Scudder Global Discovery Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

[PHOTO]
Gerald J. Moran

Lead portfolio manager Gerald J. Moran has set Scudder Global Discovery Fund's investment strategy and overseen its daily operation since the fund was introduced in 1991. Mr. Moran joined Scudder's equity research and management area in 1968 and has been a portfolio manager since 1985.

[PHOTO]
Sewall Hodges

Portfolio manager Sewall Hodges joined the Adviser in 1995 and the team in 1996. Mr. Hodges, who has 11 years' experience in global analysis and portfolio management, focuses on stock selection and research.

[PHOTO]
Steven T. Stokes

Portfolio manager Steven T. Stokes joined the Adviser in 1996 and the team in 1999. Mr. Stokes has 13 years of experience as an equity analyst.


16 SCUDDER GLOBAL DISCOVERY FUND

Glossary of Investment Terms
--------------------------------------------------------------------------------

Currency Devaluation

A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Trading or central bank intervention (or the lack of intervention) may prompt this in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

Fundamental Research

Analysis of companies based on the projected impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock, based on historical price and trading volume movements, rather than the financial results of the underlying company.

Growth Stock

Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher price earnings multiples (see price/earnings ratio) and experience more price volatility than the market as a whole. Distinct from value stock.

Liquidity

A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

Market Capitalization

The value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

Price/Earnings Ratio (P/E)
(also "earnings multiple")

A widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. Typically based on a company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms) Additional glossary terms are located at our Internet Web site -- www.scudder.com.


                                                SCUDDER GLOBAL DISCOVERY FUND 17

Investment Portfolio                                      as of October 31, 1999
--------------------------------------------------------------------------------

                                                                                                   Principal               Market
                                                                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement 3.6%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette
   dated 10/29/1999 at 5.2%, to be repurchased at
   $18,484,006 on 11/1/1999, collateralized by a
   $18,494,000 U.S. Treasury Note Inflationary Index,
   3.625%, 1/15/2008 (Cost $18,476,000) ..............................................             18,476,000             18,476,000

------------------------------------------------------------------------------------------------------------------------------------
Short Term Notes 9.8%
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.16%**, 11/1/1999
   (Cost $50,000,000) ................................................................             50,000,000             50,000,000

                                                                                                                           Market
                                                                                                      Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks 86.6%
------------------------------------------------------------------------------------------------------------------------------------
Australia 0.3%
Austar United Communications Limited*
   (Provider of cable television services) ...........................................                236,800                769,171
CI Technologies Group, Ltd. (Developer of process
   monitoring and industrial automation software) ....................................                219,700                951,503
                                                                                                                         -----------
                                                                                                                           1,720,674
                                                                                                                         -----------
Austria 0.2%
Schoeller-Bleckmann Oilfield Equipment AG
   (Manufacturer of parts for drilling equipment) ....................................                136,000                910,493
Topcall International AG* (Developer, marketer, and
   supporter of high-end unified messaging systems) ..................................                 20,150                308,040
                                                                                                                         -----------
                                                                                                                           1,218,533
                                                                                                                         -----------
Canada 1.3%
Creo Products Inc.* (Manufacturer of printing
   related products) .................................................................                 33,300                849,150
QLT Phototherapeutics Inc.* (Developer of
   pharmaceutical products) ..........................................................                138,100              5,828,866
                                                                                                                         -----------
                                                                                                                           6,678,016
                                                                                                                         -----------
Croatia 0.1%
Pliva D.D. (GDR) (Pharmaceutical company) ............................................                 26,900                293,210
                                                                                                                         -----------
Finland 1.3%
JOT Automation Group Oyj (Developer of production
   automation systems) ...............................................................              1,102,900              5,697,657

    The accompanying notes are an integral part of the financial statements.


18 SCUDDER GLOBAL DISCOVERY FUND

--------------------------------------------------------------------------------

                                                                                                                           Market
                                                                                                      Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Perlos Oyj* (Manufacturer of injection moulded,
   thermoplastic components) .........................................................                 42,900                705,579
                                                                                                                         -----------
                                                                                                                           6,403,236
                                                                                                                         -----------
France 4.4%
Altran Technologies S.A. (Provider of engineering and
   consulting services) ..............................................................                 47,773             16,414,623
Dassault Systemes S.A. (Computer aided design,
   manufacturing and engineering software) ...........................................                 42,691              1,774,709
GFI Informatique (Provider of computer consulting
   and systems integration services) .................................................                  8,052                721,584
Leon de Bruxelles S.A. (Operator of low cost
   family restaurants) ...............................................................                 25,605                658,686
Transiciel S.A. (Developer of software for public services,
   finance and industry) .............................................................                 51,384              2,974,160
                                                                                                                         -----------
                                                                                                                          22,543,762
                                                                                                                         -----------
Germany 2.8%
ADVA AG Optical Networking* (Manufacturer of optical
   networking products) ..............................................................                  2,200                236,585
Epcos AG* (Producer of electronic components and
   integrated circuits) ..............................................................                 57,601              2,367,205
Hawesko Holding AG (Marketer of wines and liqueurs and
   related products) .................................................................                 43,424              1,373,457
Marschollek, Lautenschlaeger und Partner AG (pfd.)
   (Insurance company) ...............................................................                 28,200              5,961,115
Medion AG (Marketer and distributor of multimedia
   products and various consumer appliances) .........................................                  2,218                596,301
Pfeiffer Vacuum Technology AG (ADR) (Manufacturer of
   various pumps and vacuum systems) .................................................                 64,300              2,443,400
Trintech Group PLC* (Developer of electronic point
   of sale systems) ..................................................................                 34,900                615,113
W.E.T. Automotive Systems AG* (Manufacturer of
   heating, wiring, and cable components) ............................................                 17,945                743,533
                                                                                                                         -----------
                                                                                                                          14,336,709
                                                                                                                         -----------
Greece 0.3%
STET Hellas Telecommunications S.A. (ADR)*
   (Mobile telecommunication services) ...............................................                 58,221              1,251,752
                                                                                                                         -----------
Hong Kong 0.5%
Li & Fung Ltd. (Investment holding company) ..........................................              1,294,000              2,265,499
                                                                                                                         -----------
Hungary 0.2%
OTP Bank Rt (GDR) (Savings and commercial bank) ......................................                 23,300              1,042,675
                                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.


                                                SCUDDER GLOBAL DISCOVERY FUND 19

--------------------------------------------------------------------------------

                                                                                                                           Market
                                                                                                      Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Indonesia 0.0%
PT Steady Safe Transportation Service Tbk* (Operator of
   taxis and buses in Jakarta) .......................................................                    444                     16
                                                                                                                         -----------
Ireland 6.3%
Anglo Irish Bank Corp. PLC (Provider of financial
   services for business and private sectors) ........................................              4,105,821              9,653,147
ESAT Telecom Group PLC (ADR)* (Provider of
   telecommunication services) .......................................................                111,800              5,003,050
Elan Corp. "A"* (Warrants) expires 12/31/2001
   (Developer of controlled-absorption drug
   delivery systems) .................................................................                156,100              4,136,650
Green Property PLC (Conducts operations in property
   development, investment and trading) ..............................................                354,880              2,086,750
Irish Continental Group PLC (Transporter of passengers,
   freight and containers between Ireland the
   U.K. and the continent) ...........................................................                211,555              2,219,271
Irish Permanent PLC (Retail financial services group) ................................                185,662              1,898,711
Jury's Hotel Group PLC (Hotel operator) ..............................................                616,435              5,329,239
Ryan Hotels PLC (Owner and operator of hotel chain) ..................................              1,926,080              1,766,679
                                                                                                                         -----------
                                                                                                                          32,093,497
                                                                                                                         -----------
Israel 1.7%
Check Point Software Technologies Ltd.* (Developer,
   marketer and supporter of management solutions for
   active networks) ..................................................................                 71,600              8,283,225
Sapiens International Corp. N.V.* (Provider of software
   applications) .....................................................................                 46,800                432,900
                                                                                                                         -----------
                                                                                                                           8,716,125
                                                                                                                         -----------
Italy 1.4%
Bulgari SpA (Manufacturer and retailer of fine jewelry,
   luxury watches and perfumes) ......................................................                444,800              3,141,981
Safilo SpA (Manufacturer of frames for glasses) ......................................                518,000              3,817,429
                                                                                                                         -----------
                                                                                                                           6,959,410
                                                                                                                         -----------
Jamaica 0.3%
Kyorin Pharmaceutical Co., Ltd. (Seller of prescription
   medicines) ........................................................................                 40,000              1,455,313
                                                                                                                         -----------
Japan 9.6%
Benesse Corp. (Provider of educational services) .....................................                 64,000             13,700,682
Chugai Pharmaceutical Co., Ltd. (Pharmaceutical company) .............................                188,000              2,237,880
FamilyMart Co., Ltd. (Convenience store chain) .......................................                 66,000              4,593,453
Fujitsu Support and Service Inc. (Provider of information
   services) .........................................................................                 21,500              6,047,326

    The accompanying notes are an integral part of the financial statements.


20 SCUDDER GLOBAL DISCOVERY FUND

--------------------------------------------------------------------------------

                                                                                                                           Market
                                                                                                      Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Gunze, Ltd. (Leading manufacturer of underwear and
   sportswear) .......................................................................                173,000                423,490
Internet Initiative Japan Inc. (ADR)*
   (Provider of Internet services) ...................................................                 34,700              1,865,125
Jafco Co., Ltd. (Venture capital company) ............................................                 37,000              4,155,707
Rock Field Co., Ltd. (Marketer of delicatessen food) .................................                 18,000                891,619
Uni-Charm Co. (Manufacturer of sanitary napkins, diapers,
   and body care goods) ..............................................................                152,000              8,886,244
Wako Securities Co., Ltd.* (Securities firm) .........................................              1,269,000              3,849,515
York-Benimaru Co., Ltd. (Operator of supermarket chain) ..............................                 53,700              2,216,665
                                                                                                                         -----------
                                                                                                                          48,867,706
                                                                                                                         -----------
Luxembourg 0.8%
Millicom International Cellular S.A.* (Developer and
   operator of cellular telephone networks) ..........................................                127,400              4,299,750
                                                                                                                         -----------
Netherlands 1.7%
IHC Caland NV (Supplier of materials for offshore oilfields) .........................                178,580              7,766,419
Versatel Telecom International NV* (Telecommunication
   services) .........................................................................                 66,360                825,567
                                                                                                                         -----------
                                                                                                                           8,591,986
                                                                                                                         -----------
Norway 0.5%
Petroleum Geo-Services (ADR)* (Provider of oilfield services) ........................                183,300              2,680,763
                                                                                                                         -----------
Philippines 0.3%
International Container Terminal Services, Inc.
   (Containerized cargo handling firm) ...............................................             15,415,650              1,480,056
                                                                                                                         -----------
Poland 0.2%
Pioneer Poland Fund (b) (Closed-end investment company) ..............................                      3              1,190,375
                                                                                                                         -----------
Portugal 1.1%
Jeronimo Martins SGPS, S.A. (Food producer and retailer) .............................                150,925              4,223,049
SIVA SGPS SA (Importer of automobiles) ...............................................                 37,150                500,949
Semapa-Sociedade de Investimento e Gestao,
   SPGS SA (Cement producer) .........................................................                 27,650                499,072
UNICER-Uniao Cervejaria, SA (Bottler of beer, softdrinks,
   juices and water) .................................................................                 22,750                431,736
                                                                                                                         -----------
                                                                                                                           5,654,806
                                                                                                                         -----------
Singapore 0.4%
Chartered Semiconductor (ADR)* (Manufacturer of
   semiconductors) ...................................................................                 60,400              2,004,525
                                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.


                                                SCUDDER GLOBAL DISCOVERY FUND 21

--------------------------------------------------------------------------------

                                                                                                                           Market
                                                                                                      Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Spain 0.4%
Sogecable, S.A.* (Provider of cable television) ......................................                 41,793              1,150,468
Telefonica Publicidad e Informacion, S.A.* (Publisher of
   telephone directories) ............................................................                 38,717                846,184
                                                                                                                         -----------
                                                                                                                           1,996,652
                                                                                                                         -----------
Sweden 0.7%
Framtidsfabriken AB* (Internet consulting company) ...................................                  7,500                302,607
Kinnevik AB "B" (Diversified holding company) ........................................                 53,200              1,057,035
Modern Times Group MTG "B"* (Group of
   media companies) ..................................................................                 72,900              2,363,738
                                                                                                                         -----------
                                                                                                                           3,723,380
                                                                                                                         -----------
Switzerland 0.6%
Fantastic Corp.* (Provider of multimedia related
   software solutions) ...............................................................                 11,457                809,300
Kuoni Reisen AG (Registered) (Travel agency) .........................................                    511              2,181,323
                                                                                                                         -----------
                                                                                                                           2,990,623
                                                                                                                         -----------
United Kingdom 12.7%
ARM Holdings PLC* (Designer of RISC microprocessors
   and related technology) ...........................................................                488,100             13,800,586
Aegis Group PLC (Independent media services group) ...................................              1,463,854              3,852,393
Baltimore Technologies PLC* (Manufacturer of computer
   related software) .................................................................                 52,990              1,638,569
Bodycote International PLC (Diversified holding company) .............................                610,570              2,490,577
Expro International Group PLC (Provider of oilfield services) ........................                438,900              2,537,487
Games Workshop Group PLC (Manufacturer of table
   top war game systems and miniatures) ..............................................                163,000              1,260,081
Guardian IT PLC (Provider of business continuity and
   disaster recovery services) .......................................................                 84,016                907,905
JSB Software Technologies* (Developer of networking
   and connectivity software) ........................................................                    100                    526
Matalan PLC (Clothing retailer) ......................................................                256,786              5,828,587
PizzaExpress PLC (Operator of pizza restaurants) .....................................                270,092              3,587,295
RM PLC (Information technology solutions to
   educational markets) ..............................................................                677,500              6,942,409
Regent Inns PLC (Owner and operator of hotels
   and restaurants) ..................................................................                190,992                552,892
Serco Group PLC (Facilities management company) ......................................                703,700             20,255,289
Taylor Nelson Sofres PLC (Market research company) ...................................                300,062                905,649
                                                                                                                         -----------
                                                                                                                          64,560,245
                                                                                                                         -----------
United States 36.5%
AMCOL International Corp. (Producer and distributor of
   polymers) .........................................................................                 28,600                350,350

    The accompanying notes are an integral part of the financial statements.


22 SCUDDER GLOBAL DISCOVERY FUND

--------------------------------------------------------------------------------

                                                                                                                           Market
                                                                                                      Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Advance Paradigm, Inc.* (Provider of health benefit
   management services) ..............................................................                  6,400                272,795
Alexion Pharmaceuticals, Inc.* (Developer of
   immunoregulatory compounds) .......................................................                 79,500              1,063,313
Alpharma Inc. (Manufacturer and marketer of human
   pharmaceutical and animal health products) ........................................                 68,800              2,420,900
America West Holdings Corp. "B"* (Passenger airline) .................................                203,200              4,203,700
American Axle & Manufacturing Holdings, Inc.* (Designer
   and manufacturer of automobile parts) .............................................                 29,400                409,763
American Italian Pasta Co. "A"* (Producer and marketer of
   dry pasta) ........................................................................                 15,200                381,900
Anadarko Petroleum Corp. (Oil and gas exploration
   and production) ...................................................................                 56,100              1,728,581
Aptargroup, Inc. (Manufacturer of packaging equipment
   components) .......................................................................                118,200              3,176,625
ArthroCare Corp.* (Manufacturer of orthopedic surgical
   equipment) ........................................................................                 22,300              1,616,750
Audiovox Corp. "A"* (Supplier of automotive accessories) .............................                 28,000                570,500
Axogen Ltd.* (Developer of therapeutic products for
   neurological disorders) ...........................................................                106,100              3,408,463
Barrett Resources Corp.* (Oil and gas exploration
   and production) ...................................................................                 67,100              2,252,044
Basin Exploration, Inc.* (Explorer and developer of oil
   and natural gas) ..................................................................                    100                  1,644
Beringer Wine Estates Holdings, Inc. "B"* (Producer of
   table wines) ......................................................................                    100                  3,975
Biomatrix, Inc.* (Developer, manufacturer and marketer
   of visco-elastic products) ........................................................                    100                  2,269
Black Box Corp.* (Manufacturer of wide area networking
   products) .........................................................................                 39,000              1,979,250
Buckeye Technologies, Inc.* (Manufacturer and marketer
   of specialty cellulose and absorbent products) ....................................                    100                  1,513
CNF Transportation, Inc. (Trucking, air freight) .....................................                 95,700              3,164,081
Columbia Sportswear Co.* (Manufacturer of active
   outdoor apparel) ..................................................................                 24,600                498,150
Complete Business Solutions, Inc.* (Provider of information
   technology services to organizations) .............................................                 22,300                323,350
Concord EFS, Inc.* (Electronic transaction authorization,
   processing, settlement and transfer services) .....................................                338,750              9,167,422
Copart, Inc.* (Auctioneer of damaged vehicles for
   insurance companies) ..............................................................                    100                  2,300
Cumulus Media Inc. "A"* (Radio broadcasting company) .................................                 21,200                760,550
Cybex Computer Products Corp.* (Producer of computer
   parts and equipment) ..............................................................                    100                  3,906
Daisytek International Corp.* (Distributor of computer and
   office automation supplies) .......................................................                  7,100                118,037

    The accompanying notes are an integral part of the financial statements.


                                                SCUDDER GLOBAL DISCOVERY FUND 23

--------------------------------------------------------------------------------

                                                                                                                           Market
                                                                                                      Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Dave & Buster's, Inc.* (Operator of restaurant/entertainment
   complexes) ........................................................................                 16,900                163,719
Diamond Offshore Drilling, Inc. (Offshore oil and gas
   well drilling) ....................................................................                106,100              3,368,675
El Paso Electric Co.* (Electric utility company) .....................................                 45,400                414,275
Elcor Corp. (Manufacturer of roofing and other
   industrial products) ..............................................................                 18,100                445,713
Fiserv Inc.* (Provider of data processing services) ..................................                280,743              8,983,776
G & K Services, Inc. "A" (Uniform rentals) ...........................................                 52,100              1,957,006
Hain Food Group, Inc.* (Manufacturer of specialty
   food products) ....................................................................                 20,200                506,263
Inter-Tel, Inc. (Manufacturer of business communications
   software and systems) .............................................................                    100                  1,588
Keane, Inc.* (Provider of computer software project
   management and design development services) .......................................                 98,900              2,324,150
Korn/Ferry International* (A global executive search firm) ...........................                 30,200                671,950
MIH Ltd.* (Provider of pay-TV services) ................................................                66,400             2,971,400
Mercury Computer Systems, Inc.* (Manufacturer of digital
   signal processing computer systems) .................................................                16,100               722,488
NICE Systems Ltd. (ADR)* (Developer of telephone and video
   recording equipment) ................................................................                   100                 2,900
Nabors Industries, Inc.* (Land drilling contractor) ....................................               178,200             4,042,913
Network Appliance, Inc.* (Designer and manufacturer of
   network data storage devices) .......................................................               308,200            22,806,800
Newpark Resources, Inc.* (Environmental management
   and oilfield construction services) .................................................                40,100               258,144
PSINet, Inc.* (Provider of Internet access services) ...................................               155,900             5,612,400
Parametric Technology Corp.* (Developer of integrated
   product development and lifecycle management
   solutions) ..........................................................................               257,000             4,899,063
Penton Media, Inc. (Publisher of magazines and
   electronic information products) ....................................................                   100                 1,850
Performance Food Group Co.* (Food distributor) .........................................                15,100               409,588
Radio Unica Corp.* (Operator of a Spanish-language
   national radio network) .............................................................                17,100               489,488
Rational Software Corp.* (Developer of software
   development tools and services) .....................................................               111,300             4,758,075
S & P Mid-Cap 400 Depository Receipts (Security that
   represents ownership in the Mid-Cap SPDR Trust) .....................................               121,700             9,165,531
Shaw Group, Inc.* (Manufacturer of piping systems) .....................................                   100                 2,275
Simpson Manufacturing Co., Inc.* (Manufacturer of wood-to-wood,
   wood-to-concrete and wood-to-masonry connectors) ....................................                 8,000               324,500
Symbol Technologies Inc. (Manufacturer of bar code laser
   scanners) ...........................................................................               418,200            16,623,450

    The accompanying notes are an integral part of the financial statements.


24 SCUDDER GLOBAL DISCOVERY FUND

--------------------------------------------------------------------------------

                                                                                                                           Market
                                                                                                      Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Systems & Computer Technology Corp.* (Provider of
   client/server mission critical enterprise software) .................................                25,400               273,050
THQ, Inc.* (Developer, publisher and distributor of interactive
   entertainment software) .............................................................                12,900               530,513
TSI International Software Ltd.* (Provider of software and
   related services to businesses) .....................................................               113,300             2,719,200
Taubman Centers, Inc. (Real estate investment trust
   company) ............................................................................                64,800               733,050
The Cheesecake Factory Inc.* (Operator of casual
   dining restaurants) .................................................................                13,700               419,563
Tiffany & Co. (Retailer of jewelry and gift items) .....................................               306,000            18,207,000
United Natural Foods, Inc.* (Distributor of natural foods
   and related products) ...............................................................                47,000               414,188
VISX Inc.* (Developer of laser technologies and systems
   for vision correction) ..............................................................               164,000            10,260,250
Vitesse Semiconductor Corp.* (Manufacturer of digital
   integrated circuits) ................................................................               331,200            15,193,800
Watts Industries, Inc. "A" (Manufacturer of water
   and steam valves) ...................................................................                   100                 1,369
Wesley Jessen VisionCare, Inc.* (Manufacturer of soft
   contact lenses) .....................................................................                85,100             2,287,063
Wisconsin Central Transportation Co.* (Operator of
   regional freight railroad) ..........................................................               386,400             5,361,300
Wolverine World Wide, Inc. (Manufacturer of casual,
   outdoor and work footwear) ..........................................................                   100                 1,025
Young Broadcasting Inc. "A"* (Operator of
   television stations) ................................................................                 1,800                83,475
                                                                                                                         -----------
                                                                                                                         186,294,957
                                                                                                                         -----------
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $276,912,317)                                                                                  441,314,251
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $345,388,317) (a)                                                             509,790,251
------------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

**    Annualized yield at time of purchase; not a coupon rate (unaudited).

(a) The cost for federal income tax purposes was $347,617,992. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $162,172,259. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $181,052,161 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $18,879,902.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,190,375 (0.24% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1999 aggregated $1,477,500.

    The accompanying notes are an integral part of the financial statements.


                                                SCUDDER GLOBAL DISCOVERY FUND 25

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments, at market (identified cost $345,388,317) .........   $ 509,790,251
Receivable for investments sold ...............................       3,617,876
Receivable for Fund shares sold ...............................         693,184
Dividends and interest receivable .............................         243,988
Foreign taxes recoverable .....................................          48,617
Other assets ..................................................           8,605
                                                                  -------------
Total assets ..................................................     514,402,521

Liabilities
--------------------------------------------------------------------------------
Due to custodian bank .........................................         616,253
Payable for investments purchased .............................      18,675,583
Payable for Fund shares redeemed ..............................         230,470
Accrued management fee ........................................         879,688
Other payables and accrued expenses ...........................         499,606
                                                                  -------------
Total liabilities .............................................      20,901,600
--------------------------------------------------------------------------------
Net assets, at market value                                       $ 493,500,921
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income ..      (2,180,693)
Unrealized appreciation (depreciation) on investments .........     164,401,934
Unrealized appreciation (depreciation) on foreign currency
 related transcations .........................................          (9,657)
Accumulated net realized gain (loss) ..........................      44,572,975
Paid-in capital ...............................................     286,716,362
--------------------------------------------------------------------------------
Net assets, at market value                                       $ 493,500,921
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------

Scudder Shares

Net asset value, offering and redemption price per share
   ($403,737,096 / 14,333,256 outstanding shares of beneficial
   interest, $.01 par value, unlimited number of shares           -------------
   authorized) ................................................          $28.17
                                                                  -------------
Class A Shares

Net asset value and redemption price per share ($54,786,944 /
   1,953,348 outstanding shares of beneficial interest, $.01 par  -------------
   value, unlimited number of shares authorized) ..............          $28.05
                                                                  -------------

                                                                  -------------
Maximum offering price per share (100 / 94.25 of $28.05) ......          $29.76
                                                                  -------------

Class B Shares

Net asset value and redemption price (subject to contingent
   deferred sales charge) per share ($27,490,359 / 992,873
   outstanding shares of beneficial interest, $.01 par value,     -------------
   unlimited number of shares authorized) .....................          $27.69
                                                                  -------------

Class C Shares

Net asset value and redemption price (subject to contingent
   deferred sales charge) per share ($7,486,522 / 270,208
   outstanding shares of beneficial interest, $.01 par value,     -------------
   unlimited number of shares authorized) .....................          $27.71
                                                                  -------------

    The accompanying notes are an integral part of the financial statements.


26 SCUDDER GLOBAL DISCOVERY FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income (Loss)
--------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $ 216,241) ................ $   2,491,096
Interest ..............................................................     1,594,154
                                                                        -------------
                                                                            4,085,250
Expenses:
Management fee ........................................................     4,401,513
Services to shareholders ..............................................     1,378,562
Custodian and accounting fees .........................................       688,152
Distribution fees .....................................................       130,774
Administrative service fee ............................................       100,695
Directors' fees and expenses ..........................................        53,248
Reports to shareholders ...............................................       151,525
Auditing ..............................................................        79,132
Legal .................................................................        14,261
Registration fees .....................................................       114,604
Other .................................................................        48,870
                                                                        -------------
Total expenses before reductions ......................................     7,161,336
Expense reductions ....................................................      (145,364)
                                                                        -------------
Expenses, net .........................................................     7,015,972
--------------------------------------------------------------------------------------
Net investment income (loss)                                               (2,930,722)
--------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...........................................................    66,853,036
Foreign currency related transactions .................................       (31,713)
                                                                        -------------
                                                                           66,821,323
Net unrealized appreciation (depreciation) during the period on:
Investments ...........................................................    73,977,722
Foreign currency related transactions .................................       (13,553)
                                                                        -------------
                                                                           73,964,169
--------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                140,785,492
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $ 137,854,770
--------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                SCUDDER GLOBAL DISCOVERY FUND 27

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     Years Ended October 31,
Increase (Decrease) in Net Assets                                                 1999                    1998
------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..............................................  $  (2,930,722)         $  (1,674,161)
Net realized gain (loss) from investment transactions .....................     66,821,323              2,110,032
Net unrealized appreciation (depreciation) on investment
   transactions during the period .........................................     73,964,169              2,940,060
                                                                             -------------          -------------
Net increase (decrease) in net assets resulting from operations ...........    137,854,770              3,375,931
                                                                             -------------          -------------
Distributions to shareholders from:
Net investment income -- Scudder Shares ...................................             --             (9,815,437)
                                                                             -------------          -------------
Net realized gains -- Scudder Shares ......................................             --            (21,794,909)
                                                                             -------------          -------------
Fund share transactions:
Proceeds from shares sold .................................................    467,347,036            203,840,754
Net asset value of shares issued to shareholders in reinvestment of
   distributions ..........................................................             --             29,399,080
Cost of shares redeemed ...................................................   (440,429,826)          (225,398,432)
                                                                             -------------          -------------
Net increase (decrease) in net assets from Fund share transactions ........     26,917,210              7,841,402
                                                                             -------------          -------------
Increase (decrease) in net assets .........................................    164,771,980            (20,393,013)
Net assets at beginning of period .........................................    328,728,941            349,121,954
Net assets at end of period (including accumulated distributions in
   excess of net investment income of $2,180,693 and $4,219,149,             -------------          -------------
   respectively) ..........................................................  $ 493,500,921          $ 328,728,941
                                                                             -------------          -------------

    The accompanying notes are an integral part of the financial statements.


28 SCUDDER GLOBAL DISCOVERY FUND

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Shares (b)

---------------------------------------------------------------------------------------------------------------
Years Ended October 31,                                 1999(a)     1998(a)     1997(a)     1996(a)      1995
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $19.81      $21.64      $20.45      $17.54      $16.27
                                                        -------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (.13)       (.10)       (.12)       (.04)       (.03)
  Net realized and unrealized gain (loss) on
  investments                                             8.49         .32        2.30        3.59        1.38
                                                        -------------------------------------------------------
  Total from investment operations                        8.36         .22        2.18        3.55        1.35
Less distributions:
  From net investment income                                --        (.64)       (.13)       (.20)         --
  From net realized gains on investment transactions        --       (1.41)       (.86)       (.44)       (.08)
                                                        -------------------------------------------------------
  Total distributions                                       --       (2.05)       (.99)       (.64)       (.08)
Net asset value, end of period                          $28.17      $19.81      $21.64      $20.45      $17.54
                                                        =======================================================
Total Return (%)                                         41.95        1.19       11.14       20.97        8.32

Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ( $millions)                     404         310         349         351         255
Ratio of operating expenses
to average daily net assets (%)                           1.68        1.65        1.63        1.60        1.69
Ratio of net investment income
to average daily net assets (%)                           (.66)       (.45)       (.58)       (.20)       (.12)
Portfolio turnover rate (%)                                 64          41          61          63          44

(a)   Based on monthly average shares outstanding during the period.

(b) On April 16, 1998 existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.


                                                SCUDDER GLOBAL DISCOVERY FUND 29

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                October 31, 1999

A. Significant Accounting Policies

Global Discovery Fund (the "Fund") (formerly known as Scudder Global Fund, Inc.) is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

Effective April 16, 1998, the Fund changed its name from Scudder Global Discovery Fund to Global Discovery Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Global Discovery Fund outstanding on that date were redesignated Scudder Shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B, and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale


30 SCUDDER GLOBAL DISCOVERY FUND

--------------------------------------------------------------------------------

price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or


                                                SCUDDER GLOBAL DISCOVERY FUND 31

--------------------------------------------------------------------------------

sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $235,781,037 and $235,262,846, respectively.


32 SCUDDER GLOBAL DISCOVERY FUND

--------------------------------------------------------------------------------

C. Related Parties

Management Agreement. Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended October 31, 1999, the fee pursuant to the Agreement amounted to $4,401,513, of which $879,688 was unpaid at October 31, 1999.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 1999, the Distribution Fee was as follows:

                                                                    Unpaid
                                  Total         Fees Waived      at October 31,
     Distribution Fee          Aggregated          by KDI            1999
----------------------------  ------------     -------------    ----------------
Class B ....................    $  96,201        $  46,668        $  31,593
Class C ....................       34,573               --           12,019
                                ---------        ---------        ---------
                                $ 130,774        $  46,668        $  43,612
                                ---------        ---------        ---------

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 1999 aggregated $211,669, of which $206,026 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares


                                                SCUDDER GLOBAL DISCOVERY FUND 33

--------------------------------------------------------------------------------

redeemed. For the year ended October 31, 1999, the CDSC for Classes B and C aggregated $36,207 and $1,512, respectively.

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended October 31, 1999, the Administrative Service Fee was as follows:


                                                                     Unpaid
                                   Total         Fees Waived      at October 31,
  Administrative Service Fee    Aggregated          by KDI            1999
-----------------------------  ------------     -------------    ---------------
Class A ....................    $  57,535         $  57,535         $      --
Class B ....................       31,844            31,844                --
Class C ....................       11,316             9,317                --
                                ---------         ---------         ---------
                                $ 100,695         $  98,696         $      --
                                ---------         ---------         ---------

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the year ended October 31, 1999, the amount charged to Classes A, B and C by KSC aggregated $125,755, $107,969, and $21,403, respectively, of which $56,055 is unpaid at October 31, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the year ended October 31, 1999, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $652,269, of which $102,077 is unpaid at October 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the year ended October 31, 1999, the amount charged to the Scudder Shares by STC aggregated $222,376, of which $58,347 is unpaid at October 31, 1999.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SFAC aggregated $416,308, of which $77,999 is unpaid at October 31, 1999.


34 SCUDDER GLOBAL DISCOVERY FUND

--------------------------------------------------------------------------------

Directors Fees. The Fund pays each of its Directors not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 1999, the Directors fees and expenses aggregated $53,248.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                                                SCUDDER GLOBAL DISCOVERY FUND 35

--------------------------------------------------------------------------------

E. Capital Share Transactions

The following tables summarizes capital share and dollar activity in the Fund:

                                                                              Year Ended                        Year Ended
                                                                           October 31, 1999                  October 31, 1998
                                                                     --------------------------------------------------------------
                                                                        Shares         Dollars            Shares         Dollars
                                                                     -----------    -------------      -----------    -------------
Shares sold
------------------------------------------------------------------------------------------------------------------------------------
Scudder Shares .................................................       5,590,925    $ 133,793,434        6,972,104    $ 148,104,107
Class A ........................................................      12,149,520      303,252,844        2,260,575       46,546,836
Class B ........................................................         892,185       22,521,387          309,368        6,651,125
Class C ........................................................         314,217        7,779,371          117,930        2,538,686
                                                                     -----------    -------------      -----------    -------------
                                                                      18,946,847    $ 467,347,036        9,659,977    $ 203,840,754
                                                                     -----------    -------------      -----------    -------------

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------------------------------------------------------
Scudder Shares .................................................              --               --        1,514,636    $  29,399,080
Class A ........................................................              --               --               --               --
Class B ........................................................              --               --               --               --
Class C ........................................................              --               --               --               --
                                                                     -----------    -------------      -----------    -------------
                                                                              --               --        1,514,636    $  29,399,080
                                                                     -----------    -------------      -----------    -------------

Shares redeemed
------------------------------------------------------------------------------------------------------------------------------------
Scudder Shares .................................................      (6,880,203)   $(163,612,997)      (8,999,114)   $(190,396,588)
Class A ........................................................     (10,768,400)    (268,241,904)      (1,688,347)     (34,483,052)
Class B ........................................................        (189,471)      (4,631,255)         (19,209)        (386,029)
Class C ........................................................        (155,289)      (3,943,670)          (6,650)        (132,763)
                                                                     -----------    -------------      -----------    -------------
                                                                     (17,993,363)   $(440,429,826)     (10,713,320)   $(225,398,432)
                                                                     -----------    -------------      -----------    -------------

Net increase (decrease)
------------------------------------------------------------------------------------------------------------------------------------
Scudder Shares .................................................      (1,289,278)   $ (29,819,563)        (512,374)   $ (12,893,401)
Class A ........................................................       1,381,120       35,010,940          572,228       12,063,784
Class B ........................................................         702,714       17,890,132          290,159        6,265,096
Class C ........................................................         158,928        3,835,701          111,280        2,405,923
                                                                     -----------    -------------      -----------    -------------
                                                                         953,484    $  26,917,210          461,293    $   7,841,402
                                                                     -----------    -------------      -----------    -------------


36 SCUDDER GLOBAL DISCOVERY FUND

Report of Independent Accountants
--------------------------------------------------------------------------------

      To the Board of Directors of Global/International Fund, Inc.
      and to the Scudder Shares Shareholders of Global Discovery Fund:

      In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Scudder Shares financial highlights present fairly, in all material respects, the financial position of Scudder Global Discovery Fund (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets, and the Scudder Shares financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and Scudder Shares financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

      Boston, Massachusetts                           PricewaterhouseCoopers LLP
      December 10, 1999


                                                SCUDDER GLOBAL DISCOVERY FUND 37

Tax Information (Unaudited)
--------------------------------------------------------------------------------
                                                                October 31, 1999

      Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $44,000,000 as capital gain dividends for its year ended October 31, 1999, of which 100% represents 20% rate gains.

      The Fund paid foreign taxes of $216,241 and earned $216,241 of foreign source income during the year ended October 31, 1999. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.02 per share as income earned from foreign sources for the year ended October 31, 1999.

      Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


38 SCUDDER GLOBAL DISCOVERY FUND

Officers and Directors
--------------------------------------------------------------------------------

Nicholas Bratt*
   o   President

Sheryle J. Bolton
   o   Director; Chief Executive Officer, Scientific Learning Corporation

William T. Burgin
   o   Director; General Partner, Bessemer Venture Partners

Keith R. Fox
   o   Director; Private Equity Investor

William H. Luers
   o   Director; Chairman and President, U.N. Association of America

Kathryn L. Quirk*
   o   Director, Vice President and Assistant Secretary

Joan E. Spero
   o   Director; President, Doris Duke Charitable Foundation

Thomas J. Devine
   o   Honorary Director; Consultant

William H. Gleysteen, Jr.
   o   Honorary Director; Consultant; Guest Scholar, Brookings Institution

Robert G. Stone, Jr.
   o Honorary Director; Chairman Emeritus of the Board and Director, Kirby Corporation

Susan E. Dahl*
   o   Vice President

Ann M. McCreary*
   o   Vice President

Gerald J. Moran*
   o   Vice President

M. Isabel Saltzman*
   o   Vice President

John Millette*
   o   Vice President and Secretary

John R. Hebble*
   o   Treasurer

Caroline Pearson*
   o   Assistant Secretary

*Scudder Kemper Investments, Inc.


                                                SCUDDER GLOBAL DISCOVERY FUND 39

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds
--------------------------------------------------------------------------------
 Money Market
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust
   Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
   Scudder Government Money Market
     Series -- Managed Shares*

 Tax Free Money Market+
   Scudder Tax Free Money Fund
   Scudder Tax Free Money Market
     Series -- Managed Shares*
   Scudder California Tax Free Money Fund**
   Scudder New York Tax Free Money Fund**

 Tax Free+
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund**
   Scudder Massachusetts Limited Term
     Tax Free Fund**
   Scudder Massachusetts Tax Free Fund**
   Scudder New York Tax Free Fund**
   Scudder Ohio Tax Free Fund**

 U.S. Income
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Corporate Bond Fund
   Scudder High Yield Bond Fund

 Global Income
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

 Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio

 U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Dividend & Growth Fund
   Scudder Growth and Income Fund
   Scudder Select 500 Fund
   Scudder S&P 500 Index Fund
   Scudder Real Estate Investment Fund

 U.S. Growth
 Value
   Scudder Large Company Value Fund
   Scudder Value Fund***
   Scudder Small Company Value Fund
   Scudder Micro Cap Fund
 Growth
   Scudder Classic Growth Fund***
   Scudder Large Company Growth Fund
   Scudder Select 1000 Growth Fund
   Scudder Development Fund
   Scudder 21st Century Growth Fund

 Global Equity
 Worldwide
   Scudder Global Fund
   Scudder International Value Fund
   Scudder International Growth and
     Income Fund
   Scudder International Fund++
   Scudder International Growth Fund
   Scudder Global Discovery Fund***
   Scudder Emerging Markets Growth Fund
   Scudder Gold Fund
 Regional
   Scudder Greater Europe Growth Fund
   Scudder Pacific Opportunities Fund
   Scudder Latin America Fund
   The Japan Fund, Inc.

 Industry Sector Funds
 Choice Series
   Scudder Financial Services Fund
   Scudder Heath Care Fund
   Scudder Technology Fund

 Preferred Series
   Scudder Tax Managed Growth Fund
   Scudder Tax Managed Small Company Fund


40 SCUDDER GLOBAL DISCOVERY FUND

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs
   Traditional IRA
   Roth IRA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
     Scudder Horizon Plan**[[
     Scudder Horizon Advantage**[[[
 Education Accounts
   Education IRA
   UGMA/UTMA
--------------------------------------------------------------------------------
Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The Korea Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder Global High Income Fund, Inc.
   Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

[ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*     A class of shares of the fund.

**    Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

[[ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

[[[ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                                                SCUDDER GLOBAL DISCOVERY FUND 41

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Convenient ways to invest, quickly and reliably

      Automatic Investment Plan
      A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

      Automatic Dividend Transfer
      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

      QuickBuy
      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

      Payroll Deduction and Direct Deposit
      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions

      Scudder Automated Information Line: SAIL(TM) -- 1-800-343-2890 Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

      Scudder's Web Site -- www.scudder.com
      Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


42 SCUDDER GLOBAL DISCOVERY FUND

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Retirees and those who depend on investment proceeds can enjoy these convenient, timely, and reliable automated withdrawal programs

      Automatic Withdrawal Plan
      You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.

      Distributions Direct
      Automatically deposits your fund distributions into the bank for living expenses account you designate within three business days after each distribution is paid.

      QuickSell
      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services

      Call a Scudder representative at 1-800-SCUDDER

      Or visit our Web site at www.scudder.com

Please address all written correspondence to

      The Scudder Funds
      PO Box 2291
      Boston, Massachusetts
      02107-2291


                                                SCUDDER GLOBAL DISCOVERY FUND 43

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, Massachusetts 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


[MORNINGSTAR RATINGS LOGO]

KEMPER GLOBAL DISCOVERY FUND SEEKS ABOVE-AVERAGE CAPITAL APPRECIATION OVER THE LONG-TERM BY INVESTING PRIMARILY IN EQUITY SECURITIES OF SMALL COMPANIES LOCATED THROUGHOUT THE WORLD.

Kemper Global
Discovery Fund

   "... Our success in the technology sector underscores our belief about global investing today: There is no such thing as a domestic or international technology stock. Either they are global or they are a failure. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
GEOGRAPHIC COMPOSITION
10
LARGEST HOLDINGS
11
PORTFOLIO OF INVESTMENTS
19
FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS
25
NOTES TO FINANCIAL STATEMENTS
30
REPORT OF INDEPENDENT AUDITORS

AT A GLANCE

 KEMPER GLOBAL DISCOVERY FUND
 TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 1999 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                 KEMPER GLOBAL DISCOVERY     KEMPER GLOBAL DISCOVERY     LIPPER GLOBAL SMALL CAP
KEMPER GLOBAL DISCOVERY FUND CLASS A                  FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
------------------------------------             -----------------------     -----------------------     -----------------------
41.61                                                     40.43                       40.41                       27.18

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/99   10/31/98
 .........................................................
    GLOBAL DISCOVERY FUND CLASS
    A                               $28.05     $19.78
 .........................................................
    GLOBAL DISCOVERY FUND CLASS
    B                               $27.69     $19.70
 .........................................................
    GLOBAL DISCOVERY FUND CLASS
    C                               $27.71     $19.70
 .........................................................

 KEMPER GLOBAL DISCOVERY FUND
 LIPPER RANKINGS AS OF 10/31/99*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GLOBAL SMALL CAP FUNDS CATEGORY

                         CLASS A   CLASS B   CLASS C
                          SHARES    SHARES    SHARES
 .........................................................
    1-YEAR                #11 of    #12 of    #13 of
                         43 funds  43 funds  43 funds
 .........................................................

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc., Chicago, IL (312)
BOX] 696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY A FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO OVER THE
                           LAST THREE YEARS. CATEGORY PLACEMENTS OF NEW
                           FUNDS ARE ESTIMATED. MORNINGSTAR HAS PLACED
                           KEMPER GLOBAL DISCOVERY IN THE WORLD STOCK
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

GROWTH STOCK Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually experience more price volatility than the market as a whole. Distinct from value stock.
OVER/UNDERWEIGHTING The allocation of assets -- usually by sector, industry or country -- within a portfolio relative to a benchmark index (e.g., the MSCI Emerging Markets index) or an investment universe.

MARKET CAPITALIZATION The value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price. The universe of publicly traded companies is frequently divided into large, mid and small capitalizations.

ECONOMIC OVERVIEW

Scudder Kemper Investments, the investment manager for Kemper Funds, is one of the largest and most experienced investment management organizations in the world, managing more than $290 billion in assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors and individuals. Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities based on a combination of proprietary research and disciplined, long-term investment strategies.


DEAR KEMPER FUNDS SHAREHOLDER:

    Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.

    Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.

    First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.

    As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?

    To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.

    Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.

    Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.

    Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.

    GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.

    At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)

    In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.

    Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.

    First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                     NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                     --------------          ------------            ----------            -----------
10-year Treasury rate(1)                   6.00                   5.50                   4.80                   5.90
Prime rate(2)                              8.50                   7.75                   8.00                   8.50
Inflation rate(3)*                         2.60                   2.30                   1.50                   2.00
The U.S. dollar(4)                         -0.7                   -0.9                   1.20                   9.40
Capital goods orders(5)*                  12.60                   2.50                   -0.6                   6.40
Industrial production(5)*                  3.30                   2.90                   3.50                   6.90
Employment growth(6)*                      2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
    More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
    Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. the opinions and forecasts expressed are those of the economic advisors of Scudder Kemper Investments, Inc. as of November 18, 1999, and may not actually come to pass. this information is subject to change. no part of this material is intended as an investment recommendation.

To obtain a Kemper Funds prospectus, download one from www.kemper.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

PERFORMANCE UPDATE


[MORANG PHOTO]

GERALD MORAN IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER FOR KEMPER GLOBAL DISCOVERY FUND. HE HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1991. MORAN HAS MORE THAN 30 YEARS OF INDUSTRY EXPERIENCE AND HAS WORKED EXCLUSIVELY WITH SMALL-COMPANY STOCKS FOR THE LAST DECADE. HE RECEIVED A BACHELOR'S DEGREE FROM YALE IN 1961.

VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER GLOBAL DISCOVERY FUND ONCE AGAIN SOUNDLY OUTPACED ITS BENCHMARK INDEX AND MANY OF THE GLOBAL SMALL-CAP EQUITY FUNDS, REWARDING INVESTORS WITH AN EXTRAORDINARY 41.61 PERCENT (CLASS A SHARES UNADJUSTED FOR SALES CHARGE) RETURN FOR THE 12-MONTH PERIOD ENDING OCTOBER 31, 1999. LEAD PORTFOLIO MANAGER GERALD MORAN DISCUSSES THE STOCK SELECTION, FORTUITOUS TIMING AND POSITIVE ENVIRONMENT THAT CONTRIBUTED TO THESE EXCEPTIONAL RETURNS.

Q     THE KEMPER GLOBAL DISCOVERY FUND'S BENCHMARK, THE SALOMON BROTHERS WORLD
EQUITY EXTENDED MARKET INDEX, ROSE BY A RESPECTABLE, 17.45 PERCENT. YOUR LIPPER PEER GROUP AVERAGED A STRONG 27.18 PERCENT RETURN. WHAT ACCOUNTS FOR KEMPER GLOBAL DISCOVERY FUND'S OUTPERFORMANCE DURING THIS PERIOD?

A     By any standard, it was a good year for the fund. A lot of factors were in our favor, but the performance was mostly a function of two things. Primarily, we were well positioned going into the period. We made a major commitment to our holdings before the period began, and held those positions through a difficult year that included the Asian meltdown and several interest-rate increases. The types of stocks we like to hold are the sort that typically perform well in recoveries.

  Specifically, one important factor behind our outperformance was our focus on putting sufficient money behind our stock selections so that they would make a difference in portfolio performance. Our stock selection was quite good during this period, especially within the profitable technology sector. We use our global advantage to better diversify our portfolio, and because of this, we feel more comfortable taking relatively large positions in a few, very promising stocks. We're willing to take a specific risk when we can diversify our systematic risk. In January, for example, we took a 4 percent position in VISX, and it had phenomenal performance by the end of June.

Q     WHAT SECTORS WERE YOU INVESTED IN, AND DID YOU MAKE ANY MAJOR ALLOCATION
CHANGES DURING THE PERIOD?

A     As investors in small companies that we hope will grow into large companies, the portfolio will always tend to be "overweighted" (see Terms To Know on page 2) in four sectors: technology, health, consumer goods and services. Any changes in allocation within these four groups are largely a function of the strong performance of the stocks in these categories. Technology contributed 56 percent of the profits for the fiscal year. Health care was second with 22 percent.

  Many of our technology holdings are benefitting from the convergence of methods for transmitting voice and data. We think the revolution in communications will continue. Growth in cellular communications is exploding, especially as the Internet begins to move in that direction. One shift we made during the period was in our telecommunications focus. We've shifted from the service providers to those companies that produce components or support the manufacturing process. JOT Automation Group out of Finland is a major developer of production

Performance UPDATE

automation systems and is one of the most successful stocks in the portfolio for the year. Another very successful holding is ARM Holdings. This is a virtual company that designs system platforms and receives royalties for its chips that are used in cellular phones and other devices.

Q    YOU MENTIONED THE PHENOMENAL PERFORMANCE OF VISX. CAN YOU TELL US A LITTLE
ABOUT THAT COMPANY AND SOME OF THE OTHER STOCKS THAT PERFORMED ESPECIALLY WELL?

A     VISX was a top performer for the fund. This U.S.-based company manufactures the lasers that are used in vision-correction surgery. Its U.S. patent allows it to collect $250 for each eyeball corrected using its lasers. More than one million people have already had vision-correction surgery, and there are some 30 million more candidates. We trimmed this position at higher prices following its extraordinary runup in price through June. The company remains among our top ten because we think it still has great growth potential.

  Our second strongest performer was Network Appliance, a U.S.-based designer and manufacturer of fast network-data-storage devices. It is currently the leading holding in the portfolio. Technology stocks are not the only sources of profit for the portfolio, though. Tiffany & Co., the high-end retailer of jewelry and gift items, rallied thanks to the strong U.S. economy, the resulting increase in disposable income, and superb execution on the part of company management. While earnings increases for Tiffany have come in at well above expectations, the price increase was also driven by investors' desire to own perceived value-added companies and avoid those liable to be pulled down by strong price competition. Finally, Fujitsu Support and Services, the Japanese provider of information services, also made a significant contribution.

Q     LOOKING BACK OVER THE PERIOD, WERE THERE ANY STOCKS OR EXTERNAL FACTORS
THAT DRAGGED ON PERFORMANCE?

A     Telepizza, a Spanish fast-food restaurant chain, and Jeronimo Martins, a
Portuguese food producer and retailer, were two growth stocks that disappointed us. The peripheral European countries such as Spain and Portugal were punished rather severely this period when European stock pickers chose to concentrate on the larger economies. Leon de Bruxelles, a French family restaurant operator, didn't grow as quickly as expected, either. We also took a loss buying into Anglo Irish Bank Corp., an Irish bank focused on loans to small businesses, but we are so optimistic about the outlook and the stock price, we are expanding our position there. We expect the bank to thrive on the technological and pharmaceutical revolution overtaking that country. In addition to those few unsuccessful stock plays, we were hurt somewhat by the big drop in the value of the euro, especially in light of our overweighting (see Terms To Know on page 2) in that area.

Q     WHAT COUNTRIES PROVIDED MOST OF YOUR PERFORMANCE, AND HOW DID YOU ADJUST
THE FUND'S COUNTRY WEIGHTINGS TO SUIT MARKET CONDITIONS DURING THE PERIOD?

A     Because of our focus on technology, our country weightings are a result of where we happened to find good companies rather than a conscious effort to invest in specific regions. Our success in the technology sector underscores our belief about global investing today: There is no such thing as a domestic or international technology stock. Either they are global or they are a failure. Our four top-performing technology holdings are from four different regions.

  That said, the United States was far and away the largest contributor to our performance. Investments in the United Kingdom and Japan have just about equally helped enhance our returns. We began a substantial commitment to Japan only in the second half of the period, which illustrates how fast and furious growth has been there. Israel and France were solid contributors to the fund as well.

  Today, Europe is the region most overweighted versus our benchmark because we think the long-term secular situation there will change significantly. Large companies are undergoing restructuring and, in doing so, are producing niches for smaller companies. We see enormous potential in this region. On the flip side, our 50 percent United States allocation represents an underweighting relative to the index. We think the growth experienced in the United States over the past year will spread to the rest of the world.

Q     WHAT DO YOU EXPECT FROM THE GLOBAL SMALL-CAP EQUITY MARKET IN THE NEXT
YEAR, AND HOW WILL YOU POSITION THE FUND TO TAKE ADVANTAGE OF OPPORTUNITIES AND AVOID THREATS?

      It wouldn't be realistic to expect another 40 percent year for the fund. One of the

PERFORMANCE UPDATE

reasons technology was up so strongly this year was the market's willingness to commit to very unproven technology cases. We're seeing some excesses in the initial public offering market that are a function of supply and demand that do not reflect economic reality.

  Nonetheless, the prospects for the Internet are making substantial changes in the business world. Thus, we don't plan on running from technology investments, but we do want to position the fund so that it is not a "one-trick pony." We increased our energy holdings to about 4 percent of the portfolio. We don't necessarily think energy is a high-growth area, but we think the recent price increases will stay with us and the energy service stocks will benefit.

  Despite the threats, we think there are boundless growth opportunities out there. One of the benefits of being a global fund is that we have the freedom to find those opportunities, wherever they are, and capitalize on them.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                             1-YEAR   5-YEAR   LIFE OF CLASS(1)
-----------------------------------------------------------------------------------------------------
    KEMPER GLOBAL DISCOVERY FUND CLASS A     33.44%   14.46%        13.29%        (since 9/10/91)
 .....................................................................................................
    KEMPER GLOBAL DISCOVERY FUND CLASS B     37.43      N/A          7.80         (since 4/16/98)
 .....................................................................................................
    KEMPER GLOBAL DISCOVERY FUND CLASS C     40.41      N/A          9.69         (since 4/16/98)
 .....................................................................................................

KEMPER GLOBAL DISCOVERY FUND NAME

                                                 KEMPER GLOBAL DISCOVERY     SALOMON BROTHERS WORLD
                                                      FUND CLASS A1               EQUITY INDEX+          CONSUMER PRICE INDEX++
                                                 -----------------------     ----------------------      ----------------------
9/30/91                                                  9428.00                    10000.00                    10000.00
                                                         9599.00                    10295.00                    10051.00
                                                         9592.00                    10257.00                    10340.00
12/31/93                                                13254.00                    12590.00                    10627.00
                                                        12236.00                    12988.00                    10911.00
                                                        14419.00                    15162.00                    11180.00
12/31/96                                                17515.00                    17062.00                    11560.00
                                                        19253.00                    18494.00                    11757.00
                                                        22368.00                    19592.00                    11946.00
10/31/99                                                27182.00                    21068.00                    12296.00

KEMPER GLOBAL DISCOVERY FUND NAME

                                                 KEMPER GLOBAL DISCOVERY     SALOMON BROTHERS WORLD
                                                      FUND CLASS B1               EQUITY INDEX+          CONSUMER PRICE INDEX++
                                                 -----------------------     ----------------------      ----------------------
4/30/98                                                 10000.00                    10000.00                    10000.00
                                                         9631.00                     9817.00                    10018.00
                                                         9766.00                     9699.00                    10031.00
                                                         9762.00                     9305.00                    10043.00
                                                         7962.00                     7825.00                    10055.00
                                                         8115.00                     8028.00                    10068.00
                                                         8361.00                     8520.00                    10092.00
11/30/98                                                 9006.00                     8895.00                    10092.00
                                                         9737.00                     9306.00                    10086.00
                                                        10187.00                     9259.00                    10111.00
                                                         9325.00                     8962.00                    10123.00
                                                         9864.00                     9078.00                    10154.00
4/30/99                                                 10187.00                     9691.00                    10228.00
                                                         9919.00                     9655.00                    10228.00
                                                        10688.00                    10063.00                    10228.00
                                                        10947.00                    10086.00                    10258.00
                                                        11079.00                     9984.00                    10283.00
                                                        11231.00                     9874.00                    10332.00
10/31/99                                                11450.00                    10008.00                    10382.00

KEMPER GLOBAL DISCOVERY FUND NAME

                                                 KEMPER GLOBAL DISCOVERY     SALOMON BROTHERS WORLD
                                                      FUND CLASS C1               EQUITY INDEX+          CONSUMER PRICE INDEX++
                                                 -----------------------     ----------------------      ----------------------
4/30/98                                                 10000.00                    10000.00                    10000.00
                                                         9635.00                     9817.00                    10018.00
                                                         9771.00                     9699.00                    10031.00
                                                         9766.00                     9305.00                    10043.00
                                                         7965.00                     7825.00                    10055.00
                                                         8122.00                     8028.00                    10068.00
                                                         8369.00                     8520.00                    10092.00
11/30/98                                                 9014.00                     8895.00                    10092.00
                                                         9741.00                     9306.00                    10086.00
                                                        10191.00                     9259.00                    10111.00
                                                         9329.00                     8962.00                    10123.00
                                                         9868.00                     9078.00                    10154.00
4/30/99                                                 10191.00                     9691.00                    10228.00
                                                         9924.00                     9655.00                    10228.00
                                                        10692.00                    10063.00                    10228.00
                                                        10960.00                    10086.00                    10258.00
                                                        11092.00                     9984.00                    10283.00
                                                        11245.00                     9874.00                    10332.00
10/31/99                                                11750.00                    10008.00                    10382.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 *Average annual total returns and total
  return measure net investment income
  and capital gain or loss from
  portfolio investments, assuming
  reinvestment of all dividends and for
  Class A shares adjustment for the
  maximum sales charge of 5.75 percent,
  for Class B shares adjustment for the
  applicable contingent deferred sales
  charge (CDSC) of 3 percent and for
  Class C shares no adjustment for sales
  charge. The maximum CDSC for Class B
  shares is 4 percent. For Class C
  shares, there is a 1 percent CDSC on
  certain redemptions within the first
  year of purchase.

  (1)Class A shares performance prior to
     April 16, 1998 is derived from the
     Scudder "S" share inception date
     and has been adjusted to reflect
     the current maximum initial sales
     charge of 5.75%. Class S shares are
     subject to certain other, or
     different levels of, expenses than
     Class A. The expenses applicable to
     Class S shares have been reflected
     in the performance presented for
     Class A. The difference in expenses
     will affect performance. The fund's
     shares were offered without a sales
     charge until April 15, 1998. Kemper
     Class A, B and C shares were
     initially offered on April 16,
     1998. Class B shares is adjusted
     for the CDSC in effect at the end
     of the period. When comparing
     Kemper Global Discovery Fund to the
     Salomon Brothers World Equity
     Index, you should note that the
     fund's performance reflects the
     maximum sales charge, while no such
     charges are reflected in the
     performance of the index. During
     the periods noted, securities
     prices fluctuated. For additional
     information, see the Prospectus and
     Statement of Additional Information
     and the Financial Highlights at the
     end of this report.

 +THE SALOMON BROTHERS WORLD EQUITY
  INDEX (EMII) IS COMPRISED OF EQUITY
  SECURITIES LISTED ON STOCK EXCHANGES
  IN 22 COUNTRIES.

 ++THE CONSUMER PRICE INDEX IS A
   STATISTICAL MEASURE OF CHANGE, OVER
   TIME, IN THE PRICES OF GOODS AND
   SERVICES IN MAJOR EXPENDITURE GROUPS
   FOR ALL URBAN CONSUMERS. IT IS
   GENERALLY CONSIDERED TO BE A MEASURE
   OF INFLATION. SOURCE IS WIESENBERGER.

THE SPECIAL RISK CONSIDERATIONS
ASSOCIATED WITH AN INVESTMENT IN THE
FUND, INCLUDING RISKS RELATED TO FOREIGN
INVESTMENTS AND TO A NONDIVERSIFIED
INVESTMENT COMPANY, ARE DISCUSSED IN THE
PROSPECTUS. RISKS ASSOCIATED WITH
FOREIGN SECURITIES, INCLUDING
FLUCTUATING EXCHANGE RATES, GOVERNMENT
REGULATIONS AND DIFFERENCES IN
LIQUIDITY, MAY AFFECT YOUR INVESTMENT.
AS A NONDIVERSIFIED INVESTMENT COMPANY,
THE FUND MAY INVEST MORE THAN 5% OF ITS
ASSETS IN THE SECURITIES OF A PARTICULAR
FOREIGN GOVERNMENT.

GEOGRAPHIC COMPOSITION

GEOGRAPHIC COMPOSITION OF GLOBAL DISCOVERY FUND
Based on total common stocks as of October 31, 1999

                                  [BAR GRAPH]

                                                               KEMPER GLOBAL DISCOVERY FUND ON 10/31/99
                                                               ----------------------------------------
UNITED STATES                                                                    42.00%
UNITED KINGDOM                                                                   15.00%
OTHER                                                                            12.00%
JAPAN                                                                            11.00%
IRELAND                                                                           7.00%
FRANCE                                                                            5.00%
GERMANY                                                                           3.00%
NETHERLANDS                                                                       2.00%
ISRAEL                                                                            2.00%
ITALY                                                                             1.00%

LARGEST HOLDINGS

KEMPER GLOBAL DISCOVERY FUND'S TOP 20 HOLDINGS*
Representing 53.1 percent of the fund's portfolio on October 31, 1999

-----------------------------------------------------------------------------------
            HOLDINGS                              COUNTRY                   PERCENT
-----------------------------------------------------------------------------------
1.          NETWORK APPLIANCE                     United States               5.2%
-----------------------------------------------------------------------------------

2.          SERCO GROUP                           United Kingdom              4.6%
-----------------------------------------------------------------------------------

3.          TIFFANY & CO.                         United States               4.1%
-----------------------------------------------------------------------------------

4.          SYMBOL TECHNOLOGIES                   United States               3.8%
-----------------------------------------------------------------------------------

5.          ALTRAN TECHNOLOGIES                   France                      3.7%
-----------------------------------------------------------------------------------

6.          VITESSE SEMICONDUCTOR                 United States               3.4%
-----------------------------------------------------------------------------------

7.          ARM HOLDINGS                          United Kingdom              3.1%
-----------------------------------------------------------------------------------

8.          BENESSE                               Japan                       3.1%
-----------------------------------------------------------------------------------

9.          VISX                                  United States               2.3%
-----------------------------------------------------------------------------------

10.         ANGLO IRISH BANK                      Ireland                     2.2%
-----------------------------------------------------------------------------------

11.         CONCORD EFS                           United States               2.1%
-----------------------------------------------------------------------------------

12.         SPDR                                  United States               2.1%
-----------------------------------------------------------------------------------

13.         FISERV                                United States               2.0%
-----------------------------------------------------------------------------------

14.         UNI-CHARM                             Japan                       2.0%
-----------------------------------------------------------------------------------

15.         CHECK POINT SOFTWARE TECHNOLOGIES     Israel                      1.9%
-----------------------------------------------------------------------------------

16.         IHC CALAND                            Netherlands                 1.8%
-----------------------------------------------------------------------------------

17.         RM PLC                                United Kingdom              1.6%
-----------------------------------------------------------------------------------

18.         FUJITSU SUPPORT & SERVICE             Japan                       1.4%
-----------------------------------------------------------------------------------

19.         MARSCHOLLEK LAUTENSCHLAEGER UND       Germany                     1.4%
            PARTNER
-----------------------------------------------------------------------------------

20.         QLT PHOTOTHERAPEUTICS                 Canada                      1.3%
-----------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL DISCOVERY FUND
PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 1999

------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL       MARKET
REPURCHASE AGREEMENTS--3.6%                                                             AMOUNT ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------
                                        Repurchase Agreement with Donaldson, Lufkin &
                                          Jenrette dated 10/29/1999 at 5.2%, to be
                                          repurchased at $18,484,006 on 11/1/1999,
                                          collateralized by a $18,494,000 U.S.
                                          Treasury Note Inflationary Index, 3.625%,
                                          1/15/2008 (Cost $18,476,000)                   18,476,000     18,476,000
                                        --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
SHORT TERM NOTES--9.8%
------------------------------------------------------------------------------------------------------------------
                                        Federal Home Loan Mortgage Corp., 5.16%**,
                                          11/1/1999 (Cost $50,000,000)                   50,000,000     50,000,000
                                        --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--86.6%                                                                      SHARES
------------------------------------------------------------------------------------------------------------------
AUSTRALIA--0.3%
                                        Austar United Communications Limited*
                                          (PROVIDER OF CABLE TELEVISION SERVICES)           236,800        769,171
                                        CI Technologies Group, Ltd.
                                          (DEVELOPER OF PROCESS MONITORING AND
                                          INDUSTRIAL AUTOMATION SOFTWARE)                   219,700        951,503
                                        --------------------------------------------------------------------------
                                                                                                         1,720,674
------------------------------------------------------------------------------------------------------------------
AUSTRIA--0.2%
                                        Schoeller-Bleckmann Oilfield Equipment AG
                                          (MANUFACTURER OF PARTS FOR DRILLING
                                          EQUIPMENT)                                        136,000        910,493
                                        Topcall International AG*
                                          (DEVELOPER, MARKETER, AND SUPPORTER OF
                                          HIGH-END UNIFIED MESSAGING SYSTEMS)                20,150        308,040
                                        --------------------------------------------------------------------------
                                                                                                         1,218,533
------------------------------------------------------------------------------------------------------------------
CANADA--1.3%
                                        Creo Products Inc.*
                                          (MANUFACTURER OF PRINTING RELATED PRODUCTS)        33,300        849,150
                                        QLT Phototherapeutics Inc.*
                                          (DEVELOPER OF PHARMACEUTICAL PRODUCTS)            138,100      5,828,866
                                        --------------------------------------------------------------------------
                                                                                                         6,678,016
------------------------------------------------------------------------------------------------------------------
CROATIA--0.1%
                                        Pliva D.D. (GDR)
                                          (PHARMACEUTICAL COMPANY)                           26,900        293,210
                                        --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
FINLAND--1.3%
                                        JOT Automation Group Oyj
                                          (DEVELOPER OF PRODUCTION AUTOMATION SYSTEMS)    1,102,900      5,697,657
                                        PerlosOyj*
                                          (MANUFACTURER OF INJECTION MOULDED,
                                          THERMOPLASTIC COMPONENTS)                          42,900        705,579
                                        --------------------------------------------------------------------------
                                                                                                         6,403,236

PORTFOLIO OF INVESTMENTS

----------------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
                                                                                          SHARES       VALUE ($)
----------------------------------------------------------------------------------------------------------------------
FRANCE--4.4%
                                        Altran Technologies S.A.
                                          (PROVIDER OF ENGINEERING AND CONSULTING
                                          SERVICES)                                          47,773     16,414,623
                                        Dassault Systemes S.A.
                                          (COMPUTER AIDED DESIGN, MANUFACTURING AND
                                          ENGINEERING SOFTWARE)                              42,691      1,774,709
                                        GFI Informatique
                                          (PROVIDER OF COMPUTER CONSULTING AND SYSTEMS
                                          INTEGRATION SERVICES)                               8,052        721,584
                                        Leon de Bruxelles S.A.
                                          (OPERATOR OF LOW COST FAMILY RESTAURANTS)          25,605        658,686
                                        Transiciel S.A.
                                          (DEVELOPER OF SOFTWARE FOR PUBLIC SERVICES,
                                          FINANCE AND INDUSTRY)                              51,384      2,974,160
                                        ------------------------------------------------------------------------------
                                                                                                        22,543,762
----------------------------------------------------------------------------------------------------------------------
GERMANY--2.8%
                                        ADVA AG Optical Networking*
                                          (MANUFACTURER OF OPTICAL NETWORKING
                                          PRODUCTS)                                           2,200        236,585
                                        Epcos AG*
                                          (PRODUCER OF ELECTRONIC COMPONENTS AND
                                          INTEGRATED CIRCUITS)                               57,601      2,367,205
                                        Hawesko Holding AG
                                          (MARKETER OF WINES AND LIQUEURS AND RELATED
                                          PRODUCTS)                                          43,424      1,373,457
                                        Marschollek, Lautenschlaeger und Partner AG
                                          (pfd.)
                                          (INSURANCE COMPANY)                                28,200      5,961,115
                                        Medion AG
                                          (MARKETER AND DISTRIBUTOR OF MULTIMEDIA
                                          PRODUCTS AND VARIOUS CONSUMER APPLIANCES)           2,218        596,301
                                        Pfeiffer Vacuum Technology AG (ADR)
                                          (MANUFACTURER OF VARIOUS PUMPS AND VACUUM
                                          SYSTEMS)                                           64,300      2,443,400
                                        Trintech Group PLC*
                                          (DEVELOPER OF ELECTRONIC POINT OF SALE
                                          SYSTEMS)                                           34,900        615,113
                                        W.E.T. Automotive Systems AG*
                                          (MANUFACTURER OF HEATING, WIRING, AND CABLE
                                          COMPONENTS)                                        17,945        743,533
                                        ------------------------------------------------------------------------------
                                                                                                        14,336,709
----------------------------------------------------------------------------------------------------------------------
GREECE--0.3%
                                        STET Hellas Telecommunications S.A. (ADR)*
                                          (MOBILE TELECOMMUNICATION SERVICES)                58,221      1,251,752
                                        ------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
HONG KONG--0.5%
                                        Li & Fung Ltd.
                                          (INVESTMENT HOLDING COMPANY)                    1,294,000      2,265,499
                                        ------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
HUNGARY--0.2%
                                        OTP Bank Rt (GDR)
                                          (SAVINGS AND COMMERCIAL BANK)                      23,300      1,042,675
                                        ------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
INDONESIA--0.0%
                                        PT Steady Safe Transportation Service Tbk*
                                          (OPERATOR OF TAXIS AND BUSES IN JAKARTA)              444             16
                                        ------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

----------------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
                                                                                          SHARES       VALUE ($)
----------------------------------------------------------------------------------------------------------------------
IRELAND--6.3%
                                        Anglo Irish Bank Corp. PLC
                                          (PROVIDER OF FINANCIAL SERVICES FOR BUSINESS
                                          AND PRIVATE SECTORS)                            4,105,821      9,653,147
                                        ESAT Telecom Group PLC (ADR)*
                                          (PROVIDER OF TELECOMMUNICATION SERVICES)          111,800      5,003,050
                                        Elan Corp. "A"* (Warrants) expires 12/31/2001
                                          (DEVELOPER OF CONTROLLED-ABSORPTION DRUG
                                          DELIVERY SYSTEMS)                                 156,100      4,136,650
                                        Green Property PLC
                                          (CONDUCTS OPERATIONS IN PROPERTY
                                          DEVELOPMENT, INVESTMENT AND TRADING)              354,880      2,086,750
                                        Irish Continental Group PLC
                                          (TRANSPORTER OF PASSENGERS, FREIGHT AND
                                          CONTAINERS BETWEEN IRELAND THE U.K. AND THE
                                          CONTINENT)                                        211,555      2,219,271
                                        Irish Permanent PLC
                                          (RETAIL FINANCIAL SERVICES GROUP)                 185,662      1,898,711
                                        Jury's Hotel Group PLC
                                          (HOTEL OPERATOR)                                  616,435      5,329,239
                                        Ryan Hotels PLC
                                          (OWNER AND OPERATOR OF HOTEL CHAIN)             1,926,080      1,766,679
                                        ------------------------------------------------------------------------------
                                                                                                        32,093,497
----------------------------------------------------------------------------------------------------------------------
ISRAEL--1.7%
                                        Check Point Software Technologies Ltd.*
                                          (DEVELOPER, MARKETER AND SUPPORTER OF
                                          MANAGEMENT SOLUTIONS FOR ACTIVE NETWORKS)          71,600      8,283,225
                                        Sapiens International Corp. N.V.*
                                          (PROVIDER OF SOFTWARE APPLICATIONS)                46,800        432,900
                                        ------------------------------------------------------------------------------
                                                                                                         8,716,125
----------------------------------------------------------------------------------------------------------------------
ITALY--1.4%
                                        Bulgari SpA
                                          (MANUFACTURER AND RETAILER OF FINE JEWELRY,
                                          LUXURY WATCHES AND PERFUMES)                      444,800      3,141,981
                                        Safilo SpA
                                          (MANUFACTURER OF FRAMES FOR GLASSES)              518,000      3,817,429
                                        ------------------------------------------------------------------------------
                                                                                                         6,959,410
----------------------------------------------------------------------------------------------------------------------
JAMAICA--0.3%
                                        Kyorin Pharmaceutical Co., Ltd.
                                          (SELLER OF PRESCRIPTION MEDICINES)                 40,000      1,455,313
                                        ------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
JAPAN--9.6%
                                        Benesse Corp.
                                          (PROVIDER OF EDUCATIONAL SERVICES)                 64,000     13,700,682
                                        Chugai Pharmaceutical Co., Ltd.
                                          (PHARMACEUTICAL COMPANY)                          188,000      2,237,880
                                        Family Mart Co., Ltd.
                                          (CONVENIENCE STORE CHAIN)                          66,000      4,593,453
                                        Fujitsu Support and Service Inc.
                                          (PROVIDER OF INFORMATION SERVICES)                 21,500      6,047,326
                                        Gunze, Ltd.
                                          (LEADING MANUFACTURER OF UNDERWEAR AND
                                          SPORTSWEAR)                                       173,000        423,490
                                        Internet Initiative Japan Inc. (ADR)*
                                          (PROVIDER OF INTERNET SERVICES)                    34,700      1,865,125
                                        Jafco Co., Ltd.
                                          (VENTURE CAPITAL COMPANY)                          37,000      4,155,707
                                        Rock Field Co., Ltd.
                                          (MARKETER OF DELICATESSEN FOOD)                    18,000        891,619

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
                                                                                          SHARES       VALUE ($)
------------------------------------------------------------------------------------------------------------------
                                        Uni-Charm Co.
                                          (MANUFACTURER OF SANITARY NAPKINS, DIAPERS,
                                          AND BODYCARE GOODS)                               152,000      8,886,244
                                        Wako Securities Co., Ltd.*
                                          (SECURITIES FIRM)                               1,269,000      3,849,515
                                        York-Benimaru Co., Ltd.
                                          (OPERATOR OF SUPERMARKET CHAIN)                    53,700      2,216,665
                                        --------------------------------------------------------------------------
                                                                                                        48,867,706
------------------------------------------------------------------------------------------------------------------
LUXEMBOURG--0.8%
                                        Millicom International Cellular S.A.*
                                          (DEVELOPER AND OPERATOR OF CELLULAR
                                          TELEPHONE NETWORKS)                               127,400      4,299,750
                                        --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
NETHERLANDS--1.7%
                                        IHC Caland NV
                                          (SUPPLIER OF MATERIALS FOR OFFSHORE
                                          OILFIELDS)                                        178,580      7,766,419
                                        Versatel Telecom International NV*
                                          (TELECOMMUNICATION SERVICES)                       66,360        825,567
                                        --------------------------------------------------------------------------
                                                                                                         8,591,986
------------------------------------------------------------------------------------------------------------------
NORWAY--0.5%
                                        Petroleum Geo-Services (ADR)*
                                          (PROVIDER OF OILFIELD SERVICES)                   183,300      2,680,763
                                        --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
PHILIPPINES--0.3%
                                        International Container Terminal Services,
                                          Inc.
                                          (CONTAINERIZED CARGO HANDLING FIRM)            15,415,650      1,480,056
                                        --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
POLAND--0.2%
                                        Pioneer Poland Fund (b)
                                          (CLOSED-END INVESTMENT COMPANY)                         3      1,190,375
                                        --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
PORTUGAL--1.1%
                                        Jeronimo Martins SGPS, S.A.
                                          (FOOD PRODUCER AND RETAILER)                      150,925      4,223,049
                                        SIVA SGPS SA
                                          (IMPORTER OF AUTOMOBILES)                          37,150        500,949
                                        Semapa-Sociedade de Investimento e Gestao,
                                          SPGS SA
                                          (CEMENT PRODUCER)                                  27,650        499,072
                                        UNICER-Uniao Cervejaria, SA
                                          (BOTTLER OF BEER, SOFT DRINKS, JUICES AND
                                          WATER)                                             22,750        431,736
                                        --------------------------------------------------------------------------
                                                                                                         5,654,806
------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.4%
                                        Chartered Semiconductor (ADR)*
                                          (MANUFACTURER OF SEMICONDUCTORS)                   60,400      2,004,525
                                        --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
SPAIN--0.4%
                                        Sogecable, S.A.*
                                          (PROVIDER OF CABLE TELEVISION)                     41,793      1,150,468
                                        Telefonica Publicidad e Informacion, S.A.*
                                          (PUBLISHER OF TELEPHONE DIRECTORIES)               38,717        846,184
                                        --------------------------------------------------------------------------
                                                                                                         1,996,652
------------------------------------------------------------------------------------------------------------------
SWEDEN--0.7%
                                        Framtidsfabriken AB*
                                          (INTERNET CONSULTING COMPANY)                       7,500        302,607
                                        Kinnevik AB "B"
                                          (DIVERSIFIED HOLDING COMPANY)                      53,200      1,057,035
                                        Modern Times Group MTG "B"*
                                          (GROUP OF MEDIA COMPANIES)                         72,900      2,363,738
                                        --------------------------------------------------------------------------
                                                                                                         3,723,380

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------

                                                                                                         MARKET
                                                                                          SHARES       VALUE ($)
------------------------------------------------------------------------------------------------------------------
SWITZERLAND--0.6%
                                        Fantastic Corp.*
                                          (PROVIDER OF MULTIMEDIA RELATED SOFTWARE
                                          SOLUTIONS)                                         11,457        809,300
                                        Kuoni Reisen AG
                                          (REGISTERED) (TRAVEL AGENCY)                          511      2,181,323
                                        --------------------------------------------------------------------------
                                                                                                         2,990,623
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--12.7%
                                        ARM Holdings PLC*
                                          (DESIGNER OF RISC MICROPROCESSORS AND
                                          RELATED TECHNOLOGY)                               488,100     13,800,586
                                        Aegis Group PLC
                                          (INDEPENDENT MEDIA SERVICES GROUP)              1,463,854      3,852,393
                                        Baltimore Technologies PLC*
                                          (MANUFACTURER OF COMPUTER RELATED SOFTWARE)        52,990      1,638,569
                                        Bodycote International PLC
                                          (DIVERSIFIED HOLDING COMPANY)                     610,570      2,490,577
                                        Expro International Group PLC
                                          (PROVIDER OF OILFIELD SERVICES)                   438,900      2,537,487
                                        Games Workshop Group PLC
                                          (MANUFACTURER OF TABLE TOP WAR GAME SYSTEMS
                                          AND MINIATURES)                                   163,000      1,260,081
                                        Guardian IT PLC
                                          (PROVIDER OF BUSINESS CONTINUITY AND
                                          DISASTER RECOVERY SERVICES)                        84,016        907,905
                                        JSB Software Technologies*
                                          (DEVELOPER OF NETWORKING AND CONNECTIVITY
                                          SOFTWARE)                                             100            526
                                        Matalan PLC
                                          (CLOTHING RETAILER)                               256,786      5,828,587
                                        Pizza Express PLC
                                          (OPERATOR OF PIZZA RESTAURANTS)                   270,092      3,587,295
                                        RM PLC
                                          (INFORMATION TECHNOLOGY SOLUTIONS TO
                                          EDUCATIONAL MARKETS)                              677,500      6,942,409
                                        Regent Inns PLC
                                          (OWNER AND OPERATOR OF HOTELS AND
                                          RESTAURANTS)                                      190,992        552,892
                                        Serco Group PLC
                                          (FACILITIES MANAGEMENT COMPANY)                   703,700     20,255,289
                                        Taylor Nelson Sofres PLC
                                          (MARKET RESEARCH COMPANY)                         300,062        905,649
                                        --------------------------------------------------------------------------
                                                                                                        64,560,245
------------------------------------------------------------------------------------------------------------------
UNITED STATES--36.5%
                                        AMCOL International Corp.
                                          (PRODUCER AND DISTRIBUTOR OF POLYMERS)             28,600        350,350
                                        Advance Paradigm, Inc.*
                                          (PROVIDER OF HEALTH BENEFIT MANAGEMENT
                                          SERVICES)                                           6,400        272,795
                                        Alexion Pharmaceuticals, Inc.*
                                          (DEVELOPER OF IMMUNO REGULATORY COMPOUNDS)         79,500      1,063,313
                                        Alpharma Inc.
                                          (MANUFACTURER AND MARKETER OF HUMAN
                                          PHARMACEUTICAL AND ANIMAL HEALTH PRODUCTS)         68,800      2,420,900
                                        America West Holdings Corp. "B"*
                                          (PASSENGER AIRLINE)                               203,200      4,203,700
                                        American Axle & Manufacturing Holdings, Inc.*
                                          (DESIGNER AND MANUFACTURER OF AUTOMOBILE
                                          PARTS)                                             29,400        409,763
                                        American Italian Pasta Co. "A"*
                                          (PRODUCER AND MARKETER OF DRY PASTA)               15,200        381,900
                                        Anadarko Petroleum Corp.
                                          (OIL AND GAS EXPLORATION AND PRODUCTION)           56,100      1,728,581

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                          SHARES       VALUE ($)
------------------------------------------------------------------------------------------------------------------
                                        Aptargroup, Inc.
                                          (MANUFACTURER OF PACKAGING EQUIPMENT
                                          COMPONENTS)                                       118,200      3,176,625
                                        ArthroCare Corp.*
                                          (MANUFACTURER OF ORTHOPEDIC SURGICAL
                                          EQUIPMENT)                                         22,300      1,616,750
                                        Audiovox Corp. "A"*
                                          (SUPPLIER OF AUTOMOTIVE ACCESSORIES)               28,000        570,500
                                        Axogen Ltd.*
                                          (DEVELOPER OF THERAPEUTIC PRODUCTS FOR
                                          NEUROLOGICAL DISORDERS)                           106,100      3,408,463
                                        Barrett Resources Corp.*
                                          (OIL AND GAS EXPLORATION AND PRODUCTION)           67,100      2,252,044
                                        Basin Exploration, Inc.*
                                          (EXPLORER AND DEVELOPER OF OIL AND NATURAL
                                          GAS)                                                  100          1,644
                                        Beringer Wine Estates Holdings, Inc. "B"*
                                          (PRODUCER OF TABLE WINES)                             100          3,975
                                        Biomatrix, Inc.*
                                          (DEVELOPER, MANUFACTURER AND MARKETER OF
                                          VISCO-ELASTIC PRODUCTS)                               100          2,269
                                        BlackBox Corp.*
                                          (MANUFACTURER OF WIDE AREA NETWORKING
                                          PRODUCTS)                                          39,000      1,979,250
                                        Buckeye Technologies, Inc.*
                                          (MANUFACTURER AND MARKETER OF SPECIALTY
                                          CELLULOSE AND ABSORBENT PRODUCTS)                     100          1,513
                                        CNF Transportation, Inc.
                                          (TRUCKING, AIR FREIGHT)                            95,700      3,164,081
                                        Columbia Sportswear Co.*
                                          (MANUFACTURER OF ACTIVE OUTDOOR APPAREL)           24,600        498,150
                                        Complete Business Solutions, Inc.*
                                          (PROVIDER OF INFORMATION TECHNOLOGY SERVICES
                                          TO ORGANIZATIONS)                                  22,300        323,350
                                        Concord EFS, Inc.*
                                          (ELECTRONIC TRANSACTION AUTHORIZATION,
                                          PROCESSING, SETTLEMENT AND TRANSFER
                                          SERVICES)                                         338,750      9,167,422
                                        Copart, Inc.*
                                          (AUCTIONEER OF DAMAGED VEHICLES FOR
                                          INSURANCE COMPANIES)                                  100          2,300
                                        Cumulus Media Inc. "A"*
                                          (RADIO BROADCASTING COMPANY)                       21,200        760,550
                                        Cybex Computer Products Corp.*
                                          (PRODUCER OF COMPUTER PARTS AND EQUIPMENT)            100          3,906
                                        Daisytek International Corp.*
                                          (DISTRIBUTOR OF COMPUTER AND OFFICE
                                          AUTOMATION SUPPLIES)                                7,100        118,037
                                        Dave & Buster's, Inc.*
                                          (OPERATOR OF RESTAURANT/ENTERTAINMENT
                                          COMPLEXES)                                         16,900        163,719
                                        Diamond Offshore Drilling, Inc.
                                          (OFFSHORE OIL AND GAS WELL DRILLING)              106,100      3,368,675
                                        El Paso Electric Co.*
                                          (ELECTRIC UTILITY COMPANY)                         45,400        414,275
                                        Elcor Corp.
                                          (MANUFACTURER OF ROOFING AND OTHER
                                          INDUSTRIAL PRODUCTS)                               18,100        445,713
                                        Fiserv Inc.*
                                          (PROVIDER OF DATA PROCESSING SERVICES)            280,743      8,983,776
                                        G & K Services, Inc. "A"
                                          (UNIFORM RENTALS)                                  52,100      1,957,006
                                        Hain Food Group, Inc.*
                                          (MANUFACTURER OF SPECIALTY FOOD PRODUCTS)          20,200        506,263

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
                                                                                          SHARES       VALUE ($)
------------------------------------------------------------------------------------------------------------------
                                        Inter-Tel, Inc.
                                          (MANUFACTURER OF BUSINESS COMMUNICATIONS
                                          SOFTWARE AND SYSTEMS)                                 100          1,588
                                        Keane, Inc.*
                                          (PROVIDER OF COMPUTER SOFTWARE PROJECT
                                          MANAGEMENT AND DESIGN DEVELOPMENT SERVICES)        98,900      2,324,150
                                        Korn/Ferry International*
                                          (A GLOBAL EXECUTIVE SEARCH FIRM)                   30,200        671,950
                                        MIH Ltd.*
                                          (PROVIDER OF PAY-TV SERVICES)                      66,400      2,971,400
                                        Mercury Computer Systems, Inc.*
                                          (MANUFACTURER OF DIGITAL SIGNAL PROCESSING
                                          COMPUTER SYSTEMS)                                  16,100        722,488
                                        NICE Systems Ltd. (ADR)*
                                          (DEVELOPER OF TELEPHONE AND VIDEO RECORDING
                                          EQUIPMENT)                                            100          2,900
                                        Nabors Industries, Inc.*
                                          (LAND DRILLING CONTRACTOR)                        178,200      4,042,913
                                        Network Appliance, Inc.*
                                          (DESIGNER AND MANUFACTURER OF NETWORK DATA
                                          STORAGE DEVICES)                                  308,200     22,806,800
                                        Newpark Resources, Inc.*
                                          (ENVIRONMENTAL MANAGEMENT AND OILFIELD
                                          CONSTRUCTION SERVICES)                             40,100        258,144
                                        PSI Net, Inc.*
                                          (PROVIDER OF INTERNET ACCESS SERVICES)            155,900      5,612,400
                                        Parametric Technology Corp.*
                                          (DEVELOPER OF INTEGRATED PRODUCT DEVELOPMENT
                                          AND LIFECYCLE MANAGEMENT SOLUTIONS)               257,000      4,899,063
                                        Penton Media, Inc.
                                          (PUBLISHER OF MAGAZINES AND ELECTRONIC
                                          INFORMATION PRODUCTS)                                 100          1,850
                                        Performance Food Group Co.*
                                          (FOOD DISTRIBUTOR)                                 15,100        409,588
                                        Radio Unica Corp.*
                                          (OPERATOR OF A SPANISH-LANGUAGE NATIONAL
                                          RADIO NETWORK)                                     17,100        489,488
                                        Rational Software Corp.*
                                          (DEVELOPER OF SOFTWARE DEVELOPMENT TOOLS AND
                                          SERVICES)                                         111,300      4,758,075
                                        S & P Mid-Cap 400 Depository Receipts
                                          (SECURITY THAT REPRESENTS OWNERSHIP IN THE
                                          MID-CAP SPDR TRUST)                               121,700      9,165,531
                                        Shaw Group, Inc.*
                                          (MANUFACTURER OF PIPING SYSTEMS)                      100          2,275
                                        Simpson Manufacturing Co., Inc.*
                                          (MANUFACTURER OF WOOD-TO-WOOD, WOOD-TO-
                                          CONCRETE AND WOOD-TO-MASONRY CONNECTORS)            8,000        324,500
                                        Symbol Technologies Inc.
                                          (MANUFACTURER OF BARCODE LASER SCANNERS)          418,200     16,623,450
                                        Systems & Computer Technology Corp.*
                                          (PROVIDER OF CLIENT/SERVER MISSION CRITICAL
                                          ENTERPRISE SOFTWARE)                               25,400        273,050
                                        THQ, Inc.*
                                          (DEVELOPER, PUBLISHER AND DISTRIBUTOR OF
                                          INTERACTIVE ENTERTAINMENT SOFTWARE)                12,900        530,513
                                        TSI International Software Ltd.*
                                          (PROVIDER OF SOFTWARE AND RELATED SERVICES
                                          TO BUSINESSES)                                    113,300      2,719,200
                                        Taubman Centers, Inc.
                                          (REAL ESTATE INVESTMENT TRUST COMPANY)             64,800        733,050

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
                                                                                          SHARES       VALUE ($)
------------------------------------------------------------------------------------------------------------------
                                        The Cheesecake Factory Inc.*
                                          (OPERATOR OF CASUAL DINING RESTAURANTS)            13,700        419,563
                                        Tiffany & Co.
                                          (RETAILER OF JEWELRY AND GIFT ITEMS)              306,000     18,207,000
                                        United Natural Foods, Inc.*
                                          (DISTRIBUTOR OF NATURAL FOODS AND RELATED
                                          PRODUCTS)                                          47,000        414,188
                                        VISX Inc.*
                                          (DEVELOPER OF LASER TECHNOLOGIES AND SYSTEMS
                                          FOR VISION CORRECTION)                            164,000     10,260,250
                                        Vitesse Semiconductor Corp.*
                                          (MANUFACTURER OF DIGITAL INTEGRATED
                                          CIRCUITS)                                         331,200     15,193,800
                                        Watts Industries, Inc. "A"
                                          (MANUFACTURER OF WATER AND STEAM VALVES)              100          1,369
                                        Wesley Jessen VisionCare, Inc.*
                                          (MANUFACTURER OF SOFT CONTACT LENSES)              85,100      2,287,063
                                        Wisconsin Central Transportation Co.*
                                          (OPERATOR OF REGIONAL FREIGHT RAILROAD)           386,400      5,361,300
                                        Wolverine World Wide, Inc.
                                          (MANUFACTURER OF CASUAL, OUTDOOR AND WORK
                                          FOOTWEAR)                                             100          1,025
                                        Young Broadcasting Inc. "A"*
                                          (OPERATOR OF TELEVISION STATIONS)                   1,800         83,475
                                        --------------------------------------------------------------------------
                                                                                                       186,294,957
                                        --------------------------------------------------------------------------
                                        TOTAL COMMON STOCKS
                                        (Cost $276,912,317)                                            441,314,251
                                        --------------------------------------------------------------------------
                                        TOTAL INVESTMENT PORTFOLIO--100.0%
                                        (Cost $345,388,317)(a)                                        $509,790,251
                                        --------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing security.

**  Annualized yield at time of purchase; not a coupon rate (unaudited).

(a) The cost for federal income tax purposes was $347,617,992. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $162,172,259. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $181,052,161 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $18,879,902.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,190,375 (0.24% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1999 aggregated $1,477,500.

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 1999

----------------------------------------------------------------------------
 ASSETS
----------------------------------------------------------------------------
Investments, at market (identified cost $345,388,317)           $509,790,251
----------------------------------------------------------------------------
Receivable for investments sold                                    3,617,876
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      693,184
----------------------------------------------------------------------------
Dividends and interest receivable                                    243,988
----------------------------------------------------------------------------
Foreign taxes recoverable                                             48,617
----------------------------------------------------------------------------
Other assets                                                           8,605
----------------------------------------------------------------------------
TOTAL ASSETS                                                     514,402,521
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 LIABILITIES
----------------------------------------------------------------------------
Due to custodian bank                                                616,253
----------------------------------------------------------------------------
Payable for investments purchased                                 18,675,583
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     230,470
----------------------------------------------------------------------------
Accrued management fee                                               879,688
----------------------------------------------------------------------------
Other payables and accrued expenses                                  499,606
----------------------------------------------------------------------------
TOTAL LIABILITIES                                                 20,901,600
----------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $493,500,921
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------
Accumulated distributions in excess of net investment income      (2,180,693)
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments            164,401,934
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) on foreign currency
  related transactions                                                (9,657)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              44,572,975
----------------------------------------------------------------------------
Paid-in capital                                                  286,716,362
----------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $493,500,921
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 NET ASSET VALUE
----------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($54,786,944/1,953,348 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $28.05
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $28.05)              $29.76
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($27,490,359/992,873 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $27.69
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($7,486,522/270,208 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $27.71
----------------------------------------------------------------------------
CLASS S SHARES
  Net asset value, offering and redemption price per share
  ($403,737,096/14,333,256 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $28.17
----------------------------------------------------------------------------

The accompanying notes are in integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1999

----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
----------------------------------------------------------------------------
Income:
  Dividends (net of foreign taxes withheld of $216,241)         $  2,491,096
----------------------------------------------------------------------------
  Interest                                                         1,594,154
----------------------------------------------------------------------------
                                                                   4,085,250
----------------------------------------------------------------------------
Expenses:
  Management fee                                                   4,401,513
----------------------------------------------------------------------------
  Services to shareholders                                         1,378,562
----------------------------------------------------------------------------
  Custodian and accounting fees                                      688,152
----------------------------------------------------------------------------
  Distribution fees                                                  130,774
----------------------------------------------------------------------------
  Administrative service fee                                         100,695
----------------------------------------------------------------------------
  Directors' fees and expenses                                        53,248
----------------------------------------------------------------------------
  Reports to shareholders                                            151,525
----------------------------------------------------------------------------
  Auditing                                                            79,132
----------------------------------------------------------------------------
  Legal                                                               14,261
----------------------------------------------------------------------------
  Registration fees                                                  114,604
----------------------------------------------------------------------------
  Other                                                               48,870
----------------------------------------------------------------------------
  Total expenses before reductions                                 7,161,336
----------------------------------------------------------------------------
  Expense reductions                                                (145,364)
----------------------------------------------------------------------------
  Expenses, net                                                    7,015,972
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (2,930,722)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------
Net realized gain (loss) from:
  Investments                                                     66,853,036
----------------------------------------------------------------------------
  Foreign currency related transactions                              (31,713)
----------------------------------------------------------------------------
                                                                  66,821,323
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                     73,977,722
----------------------------------------------------------------------------
  Foreign currency related transactions                              (13,553)
----------------------------------------------------------------------------
                                                                  73,964,169
----------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                       140,785,492
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $137,854,770
----------------------------------------------------------------------------

The accompanying notes are in integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEARS ENDED OCTOBER 31,
                                                                --------------------------------------
                                                                    1999                     1998
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)                                  $  (2,930,722)           $  (1,674,161)
------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment transactions            66,821,323                2,110,032
------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) on investment
  transactions during the period                                   73,964,169                2,940,060
------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
  operations                                                      137,854,770                3,375,931
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income -- Class S Shares                                  --               (9,815,437)
------------------------------------------------------------------------------------------------------
  Net realized gains -- Class S Shares                                     --              (21,794,909)
------------------------------------------------------------------------------------------------------
Fund share transactions:
  Proceeds from shares sold                                       467,347,036              203,840,754
------------------------------------------------------------------------------------------------------
  Net asset value of shares issued to shareholders in
  reinvestment of distributions                                            --               29,399,080
------------------------------------------------------------------------------------------------------
  Cost of shares redeemed                                        (440,429,826)            (225,398,432)
------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from Fund share
  transactions                                                     26,917,210                7,841,402
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 164,771,980              (20,393,013)
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 328,728,941              349,121,954
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated
  distributions in excess of net investment income of
  $2,180,693 and $4,219,149, respectively)                      $ 493,500,921            $ 328,728,941
------------------------------------------------------------------------------------------------------

The accompanying notes are in integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                         ----------------------
                                                 CLASS A
                                         ----------------------
                                         YEARS ENDED OCTOBER 31,
                                         ----------------------
                                            1999    1998(B)
---------------------------------------------------------------
---------------------------------------------------------------
Net asset value, beginning of period       $19.78   $23.98
---------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (.24)    (.09)
---------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                             8.51    (4.11)
---------------------------------------------------------------
Total from investment operations             8.27    (4.20)
---------------------------------------------------------------
Net asset value, end of period             $28.05   $19.78
---------------------------------------------------------------
TOTAL RETURN (%) (C) (D)                    41.61   (17.51)**
 RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)         55       11
---------------------------------------------------------------
Ratio of operating expenses to average
daily net assets (%)                         2.01     1.95*
---------------------------------------------------------------
Ratio of operating expenses, before
expense reductions, to average daily net
assets (%)                                   2.26     2.20*
---------------------------------------------------------------
Ratio of net investment income to average
daily net assets (%)                         (.98)   (1.00)*
---------------------------------------------------------------
Portfolio turnover rate (%)                    64       41
---------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.
(b) For the Period April 16, 1998 (commencement of sales of Class A shares) to October 31, 1998.
(c)  Total return does not reflect the effect of any sales charges.
(d)  Total return would have been lower had certain expenses not been reduced.
 *   Annualized
**   Not annualized

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                         ----------------------
                                                 CLASS B
                                         ----------------------
                                         YEARS ENDED OCTOBER 31,
                                         ----------------------
                                            1999    1998(B)
---------------------------------------------------------------
---------------------------------------------------------------
Net asset value, beginning of period       $19.70   $23.98
---------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (.43)    (.18)
---------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                             8.42    (4.10)
---------------------------------------------------------------
Total from investment operations             7.99    (4.28)
---------------------------------------------------------------
Net asset value, end of period             $27.69   $19.70
---------------------------------------------------------------
TOTAL RETURN (%) (C) (D)                    40.43   (17.85)**
 RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)         27        6
---------------------------------------------------------------
Ratio of operating expenses to average
daily net assets (%)                         2.83     2.83*
---------------------------------------------------------------
Ratio of operating expenses, before
expense reductions, to average daily net
assets (%)                                   3.44     3.13*
---------------------------------------------------------------
Ratio of net investment income to average
daily net assets (%)                        (1.81)   (1.87)*
---------------------------------------------------------------
Portfolio turnover rate (%)                    64       41
---------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.
(b) For the Period April 16, 1998 (commencement of sales of Class B shares) to October 31, 1998.
(c)  Total return does not reflect the effect of any sales charges.
(d)  Total return would have been lower had certain expenses not been reduced.
 *   Annualized
**   Not annualized

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                         ----------------------
                                                CLASS C
                                         ----------------------
                                         YEARS ENDED OCTOBER 31,
                                         ----------------------
                                            1999    1998(B)
---------------------------------------------------------------
---------------------------------------------------------------
Net asset value, beginning of period       $19.70   $23.98
---------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (.43)    (.17)
---------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                             8.44    (4.11)
---------------------------------------------------------------
Total from investment operations             8.01    (4.28)
---------------------------------------------------------------
Net asset value, end of period             $27.71   $19.70
---------------------------------------------------------------
TOTAL RETURN (%) (C) (D)                    40.41   (17.85)**
 RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)          8        2
---------------------------------------------------------------
Ratio of operating expenses to average
daily net assets (%)                         2.80     2.80*
---------------------------------------------------------------
Ratio of operating expenses, before
expense reductions, to average daily net
assets (%)                                   3.00     3.23*
---------------------------------------------------------------
Ratio of net investment income to average
daily net assets (%)                        (1.79)   (1.88)*
---------------------------------------------------------------
Portfolio turnover rate (%)                    64       41
---------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.
(b) For the Period April 16, 1998 (commencement of sales of Class C shares) to October 31, 1998.
(c)  Total return does not reflect the effect of any sales charges.
(d)  Total return would have been lower had certain expenses not been reduced.
 *   Annualized
**   Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Global Discovery Fund (the "Fund") (formerly known
                             as Scudder Global Fund, Inc.) is a diversified series of Global/International Fund, Inc. (the
                             "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

                             Effective April 16, 1998, the Fund changed its name from Scudder Global Discovery Fund to Global Discovery Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Global Discovery Fund outstanding on that date were redesignated Class S Shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class S shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such

NOTES TO FINANCIAL STATEMENTS

                             period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND
     SALES OF SECURITIES     During the year ended October 31, 1999, purchases
                             and sales of investment securities (excluding short-term investments) aggregated $235,781,037 and
                             $235,262,846, respectively.

--------------------------------------------------------------------------------

3    RELATED PARTIES         MANAGEMENT AGREEMENT. Under the Management
                             Agreement (the "Agreement") with Scudder Kemper
                             Investments, Inc. ("Scudder Kemper" or the
                             "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended October 31, 1999, the fee pursuant to the Agreement amounted to $4,401,513, of which $879,688 was unpaid at October
                             31, 1999.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 1999, the Distribution Fee was as follows:

                                                                                    FEES        UNPAID AT
                                                                      TOTAL       WAIVED BY    OCTOBER 31,
                             DISTRIBUTION FEE                       AGGREGATED       KDI          1999
                             ----------------                       ----------    ---------    -----------
                             Class B                                 $ 96,201      $46,668       $31,593
                             Class C                                   34,573           --        12,019
                                                                     --------      -------       -------
                                                                     $130,774      $46,668       $43,612
                                                                     ========      =======       =======

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 1999 aggregated $211,669, of which $206,026 was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4%

NOTES TO FINANCIAL STATEMENTS

                             to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 1999, the CDSC for Classes B and C aggregated $36,207 and $1,512, respectively.

                             Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended October 31, 1999, the Administrative Service Fee was as follows:

                                                                                                UNPAID AT
                                                                  TOTAL           FEES         OCTOBER 31,
                             ADMINISTRATIVE SERVICE FEE         AGGREGATED    WAIVED BY KDI       1999
                             -----------------------------------------------------------------------------
                             Class A                             $ 57,535        $57,535         $    --
                             Class B                               31,844         31,844              --
                             Class C                               11,316          9,317              --
                                                                 --------        -------         -------
                                                                 $100,695        $98,696         $    --
                                                                 ========        =======         =======

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the year ended October 31, 1999, the amount charged to Classes A, B and C by KSC aggregated $125,755, $107,969, and $21,403, respectively, of which $56,055 is unpaid at October 31, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the year ended October 31, 1999, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $652,269, of which $102,077 is unpaid at October 31, 1999.

                             Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S Shares of the Fund. For the year ended October 31, 1999, the amount charged to the Class S Shares by STC aggregated $222,376, of which $58,347 is unpaid at October 31, 1999.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SFAC aggregated $416,308, of which $77,999 is unpaid at October 31, 1999.

                             DIRECTORS FEES. The Fund pays each of its Directors not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 1999, the Directors fees and expenses aggregated $53,248.

--------------------------------------------------------------------------------

4    LINE OF CREDIT          The Fund and several affiliated Funds (the
                             "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated

NOTES TO FINANCIAL STATEMENTS


                             based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following tables summarizes capital share and
                             dollar activity in the Fund:

                                                             YEAR ENDED                      YEAR ENDED
                                                          OCTOBER 31, 1999                OCTOBER 31, 1998
                                                    ----------------------------    ----------------------------
                                                      SHARES          DOLLARS         SHARES          DOLLARS
                             -----------------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                12,149,520    $ 303,252,844      2,260,575    $  46,546,836
                             -----------------------------------------------------------------------------------
                              Class B                   892,185       22,521,387        309,368        6,651,125
                             -----------------------------------------------------------------------------------
                              Class C                   314,217        7,779,371        117,930        2,538,686
                             -----------------------------------------------------------------------------------
                              Class S                 5,590,925      133,793,434      6,972,104      148,104,107
                             -----------------------------------------------------------------------------------
                                                     18,946,847    $ 467,347,036      9,659,977    $ 203,840,754
                             -----------------------------------------------------------------------------------
                             -----------------------------------------------------------------------------------
                              SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                              Class A                        --               --             --               --
                             -----------------------------------------------------------------------------------
                              Class B                        --               --             --               --
                             -----------------------------------------------------------------------------------
                              Class C                        --               --             --               --
                             -----------------------------------------------------------------------------------
                              Class S                        --               --      1,514,636       29,399,080
                             -----------------------------------------------------------------------------------
                                                             --               --      1,514,636    $  29,399,080
                             -----------------------------------------------------------------------------------
                             -----------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A               (10,768,400)   $(268,241,904)    (1,688,347)   $ (34,483,052)
                             -----------------------------------------------------------------------------------
                              Class B                  (189,471)      (4,631,255)       (19,209)        (386,029)
                             -----------------------------------------------------------------------------------
                              Class C                  (155,289)      (3,943,670)        (6,650)        (132,763)
                             -----------------------------------------------------------------------------------
                              Class S                (6,880,203)    (163,612,997)    (8,999,114)    (190,396,588)
                             -----------------------------------------------------------------------------------
                                                    (17,993,363)   $(440,429,826)   (10,713,320)   $(225,398,432)
                             -----------------------------------------------------------------------------------
                             -----------------------------------------------------------------------------------
                              NET INCREASE (DECREASE)
                              Class A                 1,381,120    $  35,010,940        572,228    $  12,063,784
                             -----------------------------------------------------------------------------------
                              Class B                   702,714       17,890,132        290,159        6,265,096
                             -----------------------------------------------------------------------------------
                              Class C                   158,928        3,835,701        111,280        2,405,923
                             -----------------------------------------------------------------------------------
                              Class S                (1,289,278)     (29,819,563)      (512,374)     (12,893,401)
                             -----------------------------------------------------------------------------------
                                                        953,484    $  26,917,210        461,293    $   7,841,402
                             -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $44,000,000 as capital gain dividends for its year ended October 31, 1999, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $216,241 and earned $216,241 of foreign source income during the year ended October 31, 1999. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.02 per share as income earned from foreign sources for the year ended October 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS OF GLOBAL/INTERNATIONAL FUND, INC.
AND TO THE CLASS A, CLASS B AND CLASS C SHAREHOLDERS OF
GLOBAL DISCOVERY FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, Class B, and Class C shares present fairly, in all material respects, the financial position of Global Discovery Fund (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the Class A, Class B and Class C shares for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights for the Class A, Class B and Class C shares (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP



                                          Boston, Massachusetts
                                          December 10, 1999

NOTES

DIRECTORS&OFFICERS


DIRECTORS                                                 OFFICERS

NICHOLAS BRATT               KATHRYN L. QUIRK             SUSAN E. DAHL
President                    Director, Vice President     Vice President
                             and Assistant Secretary
PAUL BANCROFT III                                         THOMAS W. JOSEPH
Director                     JOAN E. SPERO                Vice President
                             Director
SHERYLE J. BOLTON                                         ANN M. MCCREARY
Director                     ROBERT G. STONE, JR.         Vice President
                             Honorary Director
WILLIAM T. BURGIN                                         JOHN MILLETTE
Director                                                  Vice President and Secretary
THOMAS J. DEVINE                                          GERALD J. MORAN
Honorary Director                                         Vice President
KEITH R. FOX                                              M. ISABEL SALTZMAN
Director                                                  Vice President
WILLIAM H. GLEYSTEEN, JR.                                 JOHN R. HEBBLE
Honorary Director                                         Treasurer
WILLIAM H. LUERS                                          CAROLINE PEARSON
Director                                                  Assistant Secretary


--------------------------------------------------------------------------------
LEGAL COUNSEL                   DECHERT, PRICE & RHOADS
                                Ten Post Office Square South
                                Boston, MA 02109
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT       KEMPER SERVICE COMPANY
                                P.O. Box 219557
                                Kansas City, MO 64121
--------------------------------------------------------------------------------
CUSTODIAN                       STATE STREET BANK AND TRUST
                                225 Franklin Street
                                Boston, MA 02110
--------------------------------------------------------------------------------
INDEPENDENT                     PRICEWATERHOUSECOOPERS LLP
AUDITORS                        160 Federal Street
                                Boston, MA 02110
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER           KEMPER DISTRIBUTORS, INC.
                                222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global Discovery Fund prospectus.
KGDF - 2 (12/28/99)  1096720